                                                                   Exhibit 10.2


--------------------------------------------------------------------------------





                                LOAN AGREEMENT

                                by and between

                  MARRIOTT RESIDENCE INN LIMITED PARTNERSHIP

                                      and

                     GERMAN AMERICAN CAPITAL CORPORATION,
                  as agent or trustee for itself and others,
                        and its successors and assigns



                          ------------------------------

                          Dated as of October 10, 1995

                          ------------------------------



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


Section                                                                     Page
-------                                                                     ----

SECTION 1 DEFINITIONS.......................................................   1

SECTION 2 THE LOANS.........................................................  17

     Section 2.1   Agreement to Lend........................................  17
     Section 2.2   Purpose of the Loans.....................................  17
     Section 2.3   Cross Collateralization..................................  17
     Section 2.4   Repayment of the Loans...................................  17
     Section 2.5   Prepayments of the Loans.................................  19
     Section 2.6   Required Payments to Lender..............................  21
     Section 2.7   Intentionally Deleted....................................  22
     Section 2.8   Interest.................................................  22
     Section 2.9   Default Interest.........................................  22
     Section 2.10  Intentionally Deleted....................................  22
     Section 2.11  Payments.................................................  22
     Section 2.12  Release of Lien of a Mortgage............................  22
     Section 2.13  Allocation to Single Inn Notes...........................  26
     Section 2.14  Four Party Agreement.....................................  26

SECTION 3 OTHER PAYMENTS....................................................  26

     Section 3.1  Other Payments............................................  26

SECTION 4 CONDITIONS PRECEDENT TO ADVANCE THE LOANS.........................  29

     Section 4.1  Documents Pertaining to the
                Collateral and Security.....................................  29
     Section 4.2  Authorization; Related Documents..........................  32
     Section 4.3  Certificate of the Borrower...............................  34
     Section 4.4  Other Conditions Satisfied................................  36
     Section 4.5  Ratios....................................................  36
     Section 4.6  Capital Reserves..........................................  36
     Section 4.7  Intentionally Deleted.....................................  37

SECTION 5 OBLIGATIONS ABSOLUTE..............................................  37

     Section 5.1  Obligations of the Borrower...............................  37

SECTION 6 REPRESENTATIONS AND WARRANTIES....................................  37

     Section 6.1  Representations and Warranties............................  37
     Section 6.2  Survival..................................................  44

SECTION 7 AFFIRMATIVE COVENANTS.............................................  44

     Section 7.1   Information..............................................  45
     Section 7.2   Discharge of Obligations.................................  47
     Section 7.3   Maintenance of Existence.................................  47
     Section 7.4   Maintenance of Records...................................  48
     Section 7.5   Furnishing Notice........................................  48
     Section 7.6   Proceeds of the Loans....................................  48
     Section 7.7   Subordinate Loan.........................................  48
     Section 7.8   Management Agreement.....................................  49
     Section 7.9   Insurance................................................  49
     Section 7.10  Payment of Debt..........................................  49
     Section 7.11  Compliance With Law......................................  49
     Section 7.12  Intentionally Deleted....................................  49
     Section 7.13  Capital Reserves.........................................  49
     Section 7.14  Access...................................................  50
     Section 7.15  Material Agreements......................................  51
     Section 7.16  Additional Reserves......................................  52
     Section 7.17  Four Party Agreement.....................................  52
     Section 7.18  Environmental Insurance..................................  52
     Section 7.19  General Partner Net Worth................................  52

SECTION 8 NEGATIVE COVENANTS................................................  52

     Section 8.1   Consolidations, Mergers and Sales of
                 Assets.....................................................  52
     Section 8.2   Place of Business........................................  53
     Section 8.3   Incurrence of Indebtedness...............................  53
     Section 8.4   Purchase of Property.....................................  54
     Section 8.5   Maintenance of Purpose...................................  54
     Section 8.6   Distributions to Partners by the
                 Borrower...................................................  54
     Section 8.7   Amendments to Agreements.................................  55
     Section 8.8   Issuance of Rights.......................................  56

     Section 8.9      Payment of Distributions................................   56
     Section 8.10     Issuance of Securities..................................   56
     Section 8.11     Other Activities........................................   56
     Section 8.12     Creation of Liens.......................................   57
     Section 8.13     Transfers by the General Partner........................   57
     Section 8.14     Hazardous Substances....................................   57
     Section 8.15     Restrictions on Action Under
                Management Agreement..........................................   58

SECTION 9    EVENTS OF DEFAULT................................................   58

     Section 9.1      Events of Default.......................................   58

SECTION 10   CONSEQUENCES OF DEFAULT..........................................   62

     Section 10.1     Remedies................................................   62
     Section 10.2     No Estoppel.............................................   63

SECTION 11   MISCELLANEOUS....................................................   64

     Section 11.1     Amendments..............................................   64
     Section 11.2     Notices.................................................   64
     Section 11.3     No Waiver...............................................   65
     Section 11.4     Continuing Obligation, Assignments
                      and Participation.......................................   65
     Section 11.5     Indemnification.........................................   66
     Section 11.6     Limitation of Liability.................................   67
     Section 11.7     Application of Proceeds.................................   69
     Section 11.8     Counterparts............................................   69
     Section 11.9     Entire Agreement........................................   70
     Section 11.10    Governing Law...........................................   70
     Section 11.11    Submission to Jurisdiction..............................   70
     Section 11.12    Waiver of Immunity......................................   71
     Section 11.13    Confidentiality.........................................   72
     Section 11.14    Headings and Interpretation.............................   72
     Section 11.15    Severability............................................   73
     Section 11.16    Intentionally Deleted...................................   73
     Section 11.17    No Agency, Partnership or Joint
                      Venture.................................................   73
     Section 11.18    Damage Lawsuit..........................................   73
     Section 11.19    Waiver of Trial by Jury.................................   73

     Section 11.20    Late Charge.............................................   74
     Section 11.21    Time....................................................   74
     Section 11.22    No Fraud................................................   75

EXHIBIT A      Description Of The Inns
EXHIBIT B      Schedule of Mortgages
EXHIBIT C      Certificate of Representation and Warranties
EXHIBIT D      Schedule of Insurance
EXHIBIT E      Periodic Financial Statement
EXHIBIT F      Form of Consolidated Profit and Loss Statement
EXHIBIT G-1    Debt Service Tracking Summary
EXHIBIT G-2    Report Certificate
EXHIBIT H      List of Subordinate Loan Documents
EXHIBIT I      Intentionally Deleted
EXHIBIT J      Schedule of Appraised Values
EXHIBIT K      Schedule of Single Inn Notes
EXHIBIT L      Schedule of Note Payments
EXHIBIT M      Schedule of Unpaid Taxes

                                LOAN AGREEMENT


          THIS LOAN AGREEMENT dated as of October 10th, 1995, by and between MARRIOTT RESIDENCE INN LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), and GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as
 --------
agent or trustee for itself and others, and its successors and assigns (the "Lender"), sets forth the binding agreement of the parties.
 ------

                                 *     *     *

          The Borrower proposes to obtain 15 separate loans in the aggregate principal amount of up to U.S. $100,000,000.00 pursuant to and in accordance with the terms hereof.

          On the terms and subject to the conditions set forth in this Agreement, the Lender is willing to make such loans.

          In consideration of the premises and the mutual obligations contained in this Agreement, the Borrower and the Lender hereby agree as follows.

                                   SECTION 1
                                  DEFINITIONS

          The following capitalized expressions, as used in this Agreement, have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of such expressions):

          "Accountants" means Arthur Andersen L.L.P, or another firm of
           -----------
certified public accountants of reputable national standing, acting as accountants for the Borrower, and reasonably acceptable to Lender.

          "Accounting Period" means the accounting period currently used by the
           -----------------
Borrower containing four or five 7-day weeks; provided, however, that each period of 13 Accounting Periods shall contain not less than an aggregate of 364 days and not more than an aggregate of 371 days, and further provided that as used herein the "Annual Accounting Period" shall mean the period of 13
                    ------------------------
Accounting Periods based on Manager's fiscal year currently in effect.

          "Adjusted Promissory Notes Debt Service" means Promissory Notes Debt
           --------------------------------------
Service calculated for the purposes of Section 2.12 and adjusted by the reduction in the principal amount of the Loans that will result from the payment of the Release Price.

          "Affiliate" means, with respect to any Person, any other Person which,
           ---------
directly or indirectly, controls, is controlled by or is under common control with any such Person.

          "Agreement" means this Loan Agreement, as the same may from time to
           ---------
time be amended, supplemented or modified in accordance with the terms hereof.

          "All Indebtedness Debt Service" means for any period, Promissory Notes
           -----------------------------
Debt Service or Adjusted Promissory Notes Debt Service, as applicable, plus all amounts paid or due and payable by the Borrower under the Subordinate Loan or any indebtedness permitted by Section 8.3 of this Agreement (including, without limitation, amounts payable with respect to Capital Leases), other than prepayments of principal (and for such purpose "prepayments" shall not include
(x) regularly scheduled principal amortization payments, and (y) any payments required pursuant to Section 2.4(b)).

          "Annual Financial Statement" means the annual audited financial
           --------------------------
statement of the Borrower prepared by the Accountants in accordance with GAAP applied consistently throughout the term, except as approved by the Accountants and disclosed therein.

          "Annual Operating Projection" has the meaning set forth in Section
           ---------------------------
8.03 of the Management Agreement.

          "Annual Rolling Average Ratios" has the meaning set forth in the Four
           -----------------------------
Party Agreement.

          "Applicable Percentage" for each Inn means the amount set forth for
           ---------------------
each Inn on Exhibit A.
            ---------

          "Applicable Ratio" for any Inn means the Applicable Percentage of such
           ----------------
Inn divided by the sum of the Applicable Percentages of all Inns then subject to the Mortgages.

          "Assignment of Management Agreement" means the Assignment of
           ----------------------------------
Management Agreement by the Borrower to the Lender and Manager's Consent dated as of the Closing Date.

          "Assignments of Rents and Revenues" means the collective reference to
           ---------------------------------
the 15 separate Assignments of Rents and Revenues dated as of the Closing Date from the Borrower to the Lender collectively assigning to Lender Borrower's rights with respect to all Rents, Revenues and Other Collateral.

          "Average Remaining Life" means a time period equal to the weighted
           ----------------------
arithmetic mean of the periods of time that each dollar of the Loans would be outstanding prior to the Maturity Date assuming no payments or amortization of the Loans other than as required by Section 2.4(a) of this Agreement.

          "Borrower" means Marriott Residence Inn Limited Partnership, a
           --------
Delaware limited partnership.

          "Borrower's Certificate" means the certificate executed by Borrower
           ----------------------
for the benefit of Lender contemporaneously herewith.

          "Business Day" means each day other than a Saturday, Sunday or any day
           ------------
on which banks in New York, New York are authorized or required to close.

          "Capital Lease" means, with respect to any Person, a lease of any
           -------------
property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a Capital Lease on a balance sheet of such Person or otherwise be disclosed as such in a note to such balance sheet.

          "Closing Date" means the date on which Lender disburses the proceeds
           ------------
of the Loans to Borrower.

          "Collateral and Security" means the Mortgaged Property, Proceeds and
           -----------------------
all other collateral and security for the Loans.

          "Combined DSCR" means the ratio of Net Income Available for Debt
           -------------
Service to All Indebtedness Debt Service for the period in question.

          "Combined LTV" means the ratio of the sum of (i) the outstanding
           ------------
principal balance of the Loans, plus (ii) the outstanding principal balance of the Subordinate Loan, plus (iii) the amount of all other outstanding indebtedness of Borrower permitted pursuant to Section 8.3 (including without limitation, the capitalized amount of any indebtedness for Capital Leases in accordance with GAAP), divided by the values of the Inns as set forth in Exhibit J.
------- -

          "Combined Outstanding Principal Balances" shall mean for each Inn the
           ---------------------------------------
sum of (i) the Outstanding Principal Balance for such Inn at such time, plus
(ii) the Subordinate Loan Outstanding Principal Balance for such Inn at such time as determined and defined by the Subordinate Loan Documents, plus (iii) the amount of all other outstanding indebtedness of Borrower permitted pursuant to
Section 8.3 (including, without limitation, the capitalized amount of any indebtedness for Capital Leases in accordance with GAAP) allocable to such Inn based on the Applicable Ratios.

          "Commitment" means $100,000,000.00.
           ----------

          "Control", "controlled by" or "under common control with" mean, for a
           -------    -------------      -------------------------
corporation, ownership, directly or indirectly, of outstanding voting stock entitling the holder thereof to elect a majority of the board of directors (irrespective of whether or not at the time stock of any other class or classes of such corporation shall or might have voting power by reason of the happening of any contingency); for a Person other than a corporation with ownership interests entitling the holder thereof to elect the equivalent of a board of directors, the ownership, directly or indirectly, of interests sufficient to elect the equivalent of a majority thereof; or, for any other Person, control by any other means.

          "Controlled Group" means all members of a controlled group of
           ----------------
corporations and all trades or businesses (whether or not incorporated) which, together with any Person, are under common control or treated as a single employer under Section 414(b), (c), (m) or (o) of the IRC.

          "Debt" means the aggregate of:  (i) any amounts advanced to the
           ----
Borrower pursuant to the terms hereof or pursuant to the other Related Documents; (ii) any and all other amounts required by the terms hereof or by the terms of any of the other Related Documents to be paid by the Borrower to the Lender, including, without limitation, interest; (iii) to the extent permitted by law or by the Mortgages, any and all additional advances made by the Lender to protect or preserve the Sites or any improvements located on any Site or the security interests created by the Loan Documents, or for taxes, assessments or insurance premiums, as provided in the Related Documents, or for the performance of any of the Borrower's obligations under the Related Documents or for any other purposes provided in the Related Documents; (iv) any and all reasonable attorneys' fees, costs, expenses, judgments, settlements and compromises incurred by the Lender in any suit, action, legal proceeding or dispute of any kind in which the Lender is a party or appears as party plaintiff or defendant, arising from or related to the Loans other than suits, actions or proceedings
(x) solely among parties holding an interest in Lender's rights with respect to the Loans, or (y) solely between Lender and Subordinate Creditor and not arising from or based upon the actions or failure to act of Borrower, and (v) any and all other reasonable expenses incurred by the Lender, or sums advanced by the Lender on behalf of the Borrower, in accordance with the terms of this Agreement or any of the other Related Documents.

          "Default" means any event or failure of any event or condition to
           -------
occur which constitutes or would constitute, after the giving of notice or lapse of time or both, an Event of Default.

          "Default Rate" means the Interest Rate plus two percent (2%).
           ------------

          "Distribution Conditions" has the meaning set forth in Section 8.9.
           -----------------------

          "Dollars" and the sign "$" mean such coin or currency of the United
           -------
States of America as is, at the relevant time, legal tender for the payment of public and private debts.

          "DSCR" means the ratio of Net Income Available for Debt Service to
           ----
Adjusted Promissory Notes Debt Service or Promissory Notes Debt Service, as applicable, with respect to the period in question.

          "Environmental Indemnity" means that certain Indemnity Agreement made
           -----------------------
by Borrower and General Partner in favor of Lender contemporaneously herewith.

          "Environmental Insurance Policy" has the meaning set forth in the
           ------------------------------
Indemnity Agreement.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, as now or hereafter in effect or any successor legislation.

          "Event of Default" has the meaning specified in Section 9.1 hereof.
           ----------------

          "Excluded Taxes" has the meaning set forth in Section 3.1(c) hereof.
           --------------

          "Extraordinary Revenues" means, for any period, the proceeds received
           ----------------------
by or on behalf of the Borrower in such period, as permitted in this Agreement and the Mortgages, otherwise than from ordinary operations, including without limitation: (i) sales or dispositions of assets of the Borrower other than in the ordinary course of operating the Inns (and for this purpose the disposition of up to $1,000,000 of Personal Property pursuant to the proviso at the end of
Section 8.1 as well as any other dispositions of Personal Property shall be deemed to be outside the ordinary course of business); (ii) damage recoveries and casualty insurance proceeds; (iii) other insurance proceeds, except proceeds of business interruption insurance; (iv) securities and other property acquired and held for investment; (v) condemnation awards or proceeds of sales in lieu of and under the threat of condemnation; (vi) capital contributions of partners of the Borrower or from loans made to the Borrower; (vii) any borrowings or similar financings or any refinancings permitted under the Loan Documents; and (viii) proceeds of any litigation in connection with the Inns, whether by settlement or otherwise.

          "Financing Statements" has the meaning specified in Section 4.1(n)
           --------------------
hereof.

          "Four Party Agreement" means that certain Four Party Agreement among
           --------------------
Borrower, Lender, Subordinate Creditor and Manager entered into contemporaneously herewith.

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America in effect from time to time, consistently applied.

          "General Partner" means RIBM One Corporation, a Delaware corporation,
           ---------------
or any other Subsidiary of Host that succeeds to the obligations of the General Partner under and as permitted by this Agreement, in its capacity as the general partner of the Borrower.

          "General Partner Note" means the collective reference to (i) that
           --------------------
certain demand note in the original principal amount of $6,600,000.00 executed by HMC GP Holdings, Inc. and payable to the order of the General Partner, and
(ii) that certain Guaranty of Host whereby Host guaranteed the payment of such note.

          "General Partner Note Certificate" means that certain Certificate of
           --------------------------------
the General Partner certifying the authenticity of the General Partner Note.

          "Governmental Authority" means any nation, government, state or
           ----------------------
political subdivision of any thereof, including, without limitation, any monetary authority, central bank or its equivalent, any court or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Gross Revenues" has the meaning set forth in the Management
           --------------
Agreement.

          "Hazardous Substances" has the meaning specified in Section 4.1(l)
           --------------------
hereof.

          "Host" means Host Marriott Corporation, a Delaware corporation.
           ----

          "Indebtedness" means, as to any Person, the sum of the following
           ------------
(without duplication): (i) all obligations of such Person for borrowed money, all obligations evidenced by bonds, debentures, notes or other similar instruments and all securities issued by such Person providing for mandatory payments of money, whether or not contingent; (ii) all obligations of such Person pursuant to revolving credit agreements or similar arrangements (which obligations shall be deemed to equal the maximum commitment of the lenders thereunder, whether currently outstanding or undrawn and available); (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business that are not more than 90 days past due; (iv) all obligations of such Person as lessee under Capital Leases; (v) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities or property; (vi) all obligations, whether contingent or not, of such Person to reimburse any Person in respect of amounts paid under a letter of credit or similar instrument; (vii) the maximum amount that would be payable by any Person as of any date in question pursuant to any interest rate exchange agreements, currency swap agreements or similar agreements obligating such Person to make payments, determined as if the contingency or contingencies that would cause an acceleration of such payments occurred on such date; (viii) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, provided that if the obligation of such Person is limited to recourse to the asset in question, the amount of Indebtedness pursuant to this clause (viii) shall be limited to the fair market value of the asset as determined by Lender, in Lender's sole discretion; and (ix) all liabilities (whether or not contingent) of such Person and its Controlled Group arising under Title IV of ERISA or Section 412 of the IRC with respect to all Pension Plans; (x) all guarantees by such Person of or with respect to the Indebtedness of another Person ; and (xi) any accrued but unpaid fees or other amounts owing pursuant to the Management Agreement.

          "Independent Accountants" means any "Big Six" accounting firm selected
           -----------------------
by Lender, in Lender's sole and absolute discretion.

          "Inn Income" means, for any period, all Gross Revenues, determined in
           ----------
accordance with GAAP, received by or on behalf of the Borrower in such period but excluding (to the extent any of the following are included in Gross Revenues): (i) all refundable deposits, refunds, rebates, discounts and credits of a similar nature given, paid or returned by or on behalf of the Borrower;
(ii) applicable sales, use, excise, cabaret or occupancy taxes or similar taxes collected directly from patrons, guests or other Persons, or as part of the sales price of any goods or services or admission fees; (iii) gratuities or income in lieu of gratuities which Borrower or Manager pays over to employees of the Inns; (iv) Extraordinary Revenues; (v) proceeds from business interruption insurance; and (vi) interest earned on any of the reserves established pursuant to the Management Agreement; (vii) credits or refunds made to guests; (viii) telephone or other charges collected to offset a direct expense incurred by or for guests; (ix) the value of complimentary rooms, food and beverage or services, and (x) any payments to Lender made on Borrower's behalf by any Person other than Borrower.

          "Inn Operating Expenses" means, for any period, all Deductions (as
           ----------------------
defined in the Management Agreement) as determined in accordance with GAAP; plus, to the extent not included in Deductions, (i) all amounts paid to the General Partner pursuant to the Related Documents; plus (ii) payments required to be made to any reserves or escrows established pursuant to the Management Agreement or required by this Agreement or the Loan Documents (other than those required by the Four Party Agreement) or actually maintained; plus (iii) Base Management Fees (as defined in the Management Agreement) whether paid, accrued or incurred,
(iv) any management fees other than Base Management Fees (including without limitation, any Incentive Management Fees, as defined in the Management Agreement), to the extent paid in such period, regardless of whether such Management Fees are incurred or accrued in such period or in a prior period, and
(v) the other costs and expenses incurred by the Manager that are payable by the Borrower pursuant to the Management Agreement during such period, whether paid, incurred or accrued, including, without limitation, the Residence Inn System Fee (as defined in the Management Agreement) and reimbursement for Chain Services (as defined in the Management Agreement) expenses; and (vi) all other items properly classified as expenses of Borrower or the Inns pursuant to GAAP (other than interest on the Loans and the Subordinate Loan). Notwithstanding the foregoing, depreciation and amortization of the Inns and capitalized expenditures, all calculated in accordance with GAAP, shall not be deemed to be Inn Operating Expenses for purposes of this Agreement.

          "Inns" means the Inns listed in the schedule attached hereto as
           ----
Exhibit A, but excluding any Inns previously released from the liens of the
---------
Mortgages in accordance with this Agreement.

          "Intercreditor Agreement" means that certain Intercreditor Agreement
           -----------------------
among Lender, Borrower and Subordinate Creditor entered into contemporaneously herewith.

          "Interest Payment Date" means the first day of each calendar month
           ---------------------
until the Repayment Date.

          "Interest Rate" means the interest rate set forth in Section 2.8 of
           -------------
this Agreement.

          "IRC" means the Internal Revenue Code of 1986, as amended and in
           ---
effect from time to time, or any successor legislation.

          "Lien" means, with respect to any asset of any Person, any mortgage,
           ----
deed of trust, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, including, without limitation, any right or arrangement with any creditor to have its claim satisfied out of such asset, or the proceeds therefrom, prior to the general creditors of the owner thereof.
For the purposes of this Agreement and the other Related Documents, such Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

          "Loans" means the aggregate principal amount advanced by the Lender to
           -----
the Borrower pursuant to the Promissory Notes or, where the context so requires, the amount thereof then outstanding.

          "Loan Documents" means this Agreement, the Security Documents, the
           --------------
Manager's Agreement, the Intercreditor Agreement, the Promissory Notes, the Environmental Indemnity, the Four Party Agreement, Borrower's Certificate, Manager's Certificate, Manager Estoppel Certificate, General Partner Note Certificate and the SNDA Agreements.

          "LTV" means the ratio of the outstanding principal balance of the
           ---
Loans divided by the values of the Inns as set forth in Exhibit J.
                                                        ---------

          "Management Agreement" means the Management Agreement dated as of
           --------------------
March 29, 1988 between the Borrower and the Manager, as the same may from time to time be amended, supplemented or modified with the written consent of Lender in accordance with the terms of the Loan Documents.

          "Manager" means Residence Inn by Marriott, Inc., a Delaware
           -------
corporation.

          "Manager's Agreement" means the Manager's Agreement dated as of the
           -------------------
Closing Date among the Borrower, the Manager and the Lender concerning the Management Agreement and certain of the Manager's rights and obligations thereunder.

          "Manager's Certificate" means the certificate described in Section
           ---------------------
4.1(e).

          "Material Adverse Effect" shall mean a material adverse effect on (i)
           -----------------------
the assets, operations, or financial condition of Borrower taken as a whole,
(ii) Borrower's ability to pay either the Loans or the Subordinate Loan in accordance with this Agreement, (iii) any Inn individually or the value thereof,
(iv) the Loans or the Subordinate Loan or Lender's or Subordinate Creditor's interest therein, or (v) Lender's Liens or Subordinate Creditor's Liens (individually or collectively) on the Collateral and Security or the priority of any such Lien or lien.

          "Material Agreement" shall mean any material written or oral
           ------------------
agreement, contract, commitment or understanding requiring payments, pledges, or performance executed or assumed by Borrower in connection with the Inns which provides for payments by Borrower over the term of any such agreement, contract, commitment or understanding in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) and which is not cancelable by the Borrower upon sixty (60) days' or less notice without liability for further payment other than a penalty less than $10,000.

          "Maturity Date" means September 30, 2002.
           -------------

          "Monthly Payment" has the meaning set forth in Section 2.4
           ---------------

          "Mortgaged Property" means, collectively, the "Mortgaged Property" as
           ------------------
defined in each and all of the Mortgages.

          "Mortgages" means the security instruments dated as of the Closing
           ---------
Date from the Borrower to the Lender granting a first security interest in the fee simple interest in the Sites and the buildings, improvements and fixtures located thereon and a first security interest in the Rents, Revenues and Other Collateral generated by the Inns and the furniture, fixtures, equipment and other personalty in the Inns, a schedule of which security instruments is attached hereto as Exhibit B, properly executed in form for
                                  ---------
recording and delivered, as the same may from time to time be amended, supplemented or modified in accordance with the terms thereof. Each of the Mortgages shall be substantially in a form approved by Lender, with such changes as may be reasonably necessary or appropriate in the opinion of counsel to the Lender to comply with the requirements of the state in which each Inn is located.

          "Net After Debt Service Cash Flow" means for any period (i) Net Cash
           --------------------------------
Flow less (ii) (a) Promissory Notes Debt Service, plus (b) regularly scheduled payments of principal and interest required to be paid to the Subordinate Creditor pursuant to the Subordinate Loan Documents.

          "Net Cash Flow"  means all (i) Operating Profit (as defined in the
           -------------
Management Agreement) and/or other amounts required or permitted to be paid to Borrower pursuant to the Management Agreement, plus (ii) all cash or other amounts to which Borrower is entitled from any source or which Borrower otherwise receives.

          "Net Income Available for Debt Service" means, for any period, the
           -------------------------------------
amount by which Inn Income exceeds Inn Operating Expenses.

          "Other Collateral" means, collectively, the "Other Collateral" as
           ----------------
defined in each and all of the Mortgages.

          "Outstanding Principal Balances" shall mean for each Inn the
           ------------------------------
outstanding principal balance of the Single Inn Note with respect to such Inn.

          "Partnership Agreement" means the Amended and Restated Agreement of
           ---------------------
Limited Partnership of the Borrower, dated as of March 29, 1988, as the same may from time to time be amended in accordance with the terms thereof, but only to the extent permitted by this Agreement.

          "Pension Plan" means at any time and as to any Person an employee
           ------------
pension benefit plan which is covered by Title IV of

ERISA or subject to the minimum funding standards under Part 3 of Title I of ERISA or Section 412 of the IRC and is maintained by such Person or any member of its Controlled Group or contributed to within the past 6 years by such Person or any member of its Controlled Group.

          "Periodic Reports" means the statements substantially in the form of
           ----------------
Exhibits E, F and G required to be furnished by the Borrower to the Lender
-------------------
pursuant to Section 7.1(c) hereof.

          "Person" means an individual, estate, unincorporated association, a
           ------
corporation, company, partnership, trust, joint stock company, voluntary association, joint venture, limited liability partnership, limited liability company, Governmental Authority, juridical entity or any other entity of whatever nature.

          "Personal Property" means, collectively, fixtures, machinery,
           -----------------
equipment, and personal property.

          "Proceeds" has the meaning set forth for such term in the U.C.C.
           --------

          "Promissory Notes" means the collective reference to all of the Single
           ----------------
Inn Notes.

          "Promissory Notes Debt Service" means for any period, all amounts paid
           -----------------------------
or payable by the Borrower under the Promissory Notes, this Agreement, and the Mortgages other than prepayments of principal (and for such purpose, "prepayments" shall not include the required monthly principal payments pursuant to Section 2.4(a) hereof).

          "Proposed Release Date" has the meaning set forth in Section 2.12
           ---------------------
hereof.

          "Regulation D" means Regulation D of the Board of Governors of the
           ------------
Federal Reserve System, as the same may be amended or supplemented from time to time, or any successor regulation thereto.

          "Regulatory Change" means a change after the date of this Agreement in
           -----------------
any laws, rules or regulations applicable to the Lender (including, without limitation, Regulation D), or the adoption or making after such date of any interpretation, directive, requirement or request applying to the Lender under any applicable laws, rules or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof, other than any change in any laws, rules or regulations or any interpretation, directive, requirement or request pertaining to the assessment or imposition of any tax.

          "Related Documents" means the Loan Documents, the Management Agreement
           -----------------
and the Partnership Agreement.

          "Release" has the meaning set forth in Section 2.12 hereof.
           -------

          "Release Price" has the meaning set forth in Section 2.12 hereof.
           -------------

          "Remaining Inns" has the meaning set forth in Section 2.12 hereof.
           --------------

          "Rents" means, collectively, the "Rents" as defined in each and all of
           -----
the Mortgages.

          "Repayment Date" means the earlier of the Maturity Date or such
           --------------
earlier date on which the Loans may become due and payable in full as a result of acceleration in accordance with this Agreement or the Related Documents.

          "Required Ratios" means that the DSCR and Combined DSCR for the
           ---------------
Remaining Inns after the Release in question shall be equal to the greater of
(x) 1.8:1 and 1:25:1, respectively, and (y) the DSCR and the Combined DSCR for all of the Remaining Inns and the Inns being released immediately prior to the Release in question.

          "Requirements of Law" means, as to any Person, the certificate of
           -------------------
incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Reserve" means the collective reference to (i) "Reserve" as defined
           -------
in the Management Agreement, together with (ii) any reserves required by Lender in accordance with Sections 7.13 and 7.16 of this Agreement, and together with
(iii) any other reserves required to be maintained pursuant to the Loan
Documents.

          "Restricted Group of Inns" means the Inns listed as such on Exhibit A.
           ------------------------                                   ---------

          "Revenues" means, collectively, the "Revenues" as defined in each and
           --------
all of the Mortgages.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Securities Act" means the Securities Act of 1933, as amended, as now
           --------------
or hereafter in effect, or any successor legislation.

          "Security" has the meaning attributed to such term in the Securities
           --------
Act.

          "Security Documents" means the collective reference to the Mortgages,
           ------------------
Assignment of Management Agreement, Financing Statements and Assignments of Rents and Revenues.

          "Security Interests" means the security interests granted to the
           ------------------
Lender by any of the Loan Documents.

          "Servicing and Participation Agreement" shall mean any servicing
           -------------------------------------
agreement, participation agreement, trust agreement or any similar agreement entered into by Lender or its successors and assigns in connection with the Loans, whether entered into before, on or after the Closing Date.

          "Shares" has the meaning set forth in Section 6.1(r) hereof.
           ------

          "Single Inn Notes" means each and all of the fifteen separate notes
           ----------------
issued by the Borrower dated as of the Closing Date in the principal amounts set forth in Exhibit K attached hereto each substantially in a form approved by
         ---------
Lender, and each of which are secured by the Security Documents, properly executed and delivered, as the same may from time to time be amended, supplemented or modified in accordance with the terms thereof.

          "Sites" means the land described on Exhibit A to each of the
           -----
Mortgages.

          "Six Period Rolling Average Ratios" has the meaning set forth in the
           ---------------------------------
Four Party Agreement.

          "SNDA Agreements" mean the Subordination, Nondisturbance and
           ---------------
Attornment Agreements between the Lender and the Manager with respect to each of the Sites, each of which is dated as of the Closing Date.

          "Subordinate Creditor" means Starwood Mezzanine Investors, L.P., its
           --------------------
successors and assigns.

          "Subordinate Loan" means the loan in the original principal amount of
           ----------------
$30,000,000 made by Subordinate Creditor to Borrower contemporaneously herewith.

          "Subordinate Loan Documents" means all documents or instruments
           --------------------------
evidencing or pertaining to the Subordinate Loan, including without limitation, those listed in Exhibit H attached hereto.
                ---------

          "Subordinate Loan Outstanding Principal Balance" has the meaning set
           ----------------------------------------------
forth in the Subordinate Loan Documents.

          "Subordinate Mortgages" means the 15 separate security instruments in
           ---------------------
favor of Subordinate Creditor executed by the Borrower and granting a second lien to Subordinate Creditor with respect to the Sites.

          "Subsidiary" means, as to any Person, any corporation of which at
           ----------
least a majority of the outstanding voting stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall or might have voting power by reason of the happening of any contingency) is at the time owned or controlled directly or indirectly by such Person or one or more of its Subsidiaries.

          "Tax" or "Taxes" has the meaning set forth in Section 3.1(c) hereof.
           ---      -----

          "Three Period Rolling Average Ratios" has the meaning set forth in the
           -----------------------------------
Four Party Agreement.

          "Title Insurance Policies" has the meaning specified in Section 4.1(b)
           ------------------------
hereof.

          "Total Loss" has the meaning specified in the Mortgages.
           ----------

          "Treasury Rate" means the yield rate of a U.S. Treasury Note having a
           -------------
remaining term equal to the Average Remaining Life, provided that if no U.S. Treasury Note has a remaining term equal to the Average Remaining Life, a yield rate determined by interpolating the rates of those U.S. Treasury Notes then having a remaining term closest to but shorter than and closest to but longer than the Average Remaining Life, as reported in The Wall Street Journal or similar publication on the fifth (5th) Business Day preceding the date of prepayment.

          "U.C.C." means the Uniform Commercial Code as in effect from time to
           ------
time in the state in which the Inn in question is located or if no particular Inn is in question, the Uniform Commercial Code as in effect from time to time in the State of New York.

          "U.S. Governmental Authority" means any Governmental Authority located
           ---------------------------
within the United States of America or any political subdivision thereof.

          "Yield Maintenance Payment" means the greater of (a) one percent of
           -------------------------
the outstanding principal balance of the amount of the Loans being prepaid, or
(b) the present value of the excess, if positive, of the aggregate amount of interest which would be earned, on the outstanding principal balance of the Loans from time to time assuming no prepayments of the Loans, at the Interest Rate, over the aggregate amount of the interest which would be earned at the Treasury Rate, determined as follows:

          (1) the difference between the Interest Rate and the Treasury Rate shall be multiplied by the relevant prepaid principal amount;

          (2) the product thus obtained will be divided by twelve to determine the monthly differential of earned interest ("Monthly Earned Interest
                                              -----------------------
Differential") at the Interest Rate over earned interest at the Treasury Rate;
------------
and

          (3) the Monthly Earned Interest Differential will be multiplied by an amount equal to the present value of a series of one dollar ($1.00) payments per period, such present value factors being based on an interest rate per month equal to one-twelfth (1/12) of the Treasury Rate and the number of payments or periods equal to the Average Remaining Life.

          Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing.

                                   SECTION 2
                                   THE LOANS

           Section 2.1  Agreement to Lend.
                        -----------------

          Subject to the terms and conditions of this Agreement, the Lender hereby agrees to make 15 separate loans to the Borrower in the aggregate amount of the Commitment, each individually in the amounts set forth in Exhibit K.
                                                                 ---------

          Section 2.2  Purpose of the Loans.
                       --------------------

          The Borrower agrees that the Loans shall be used solely for the purpose of (i) refinancing existing indebtedness of Borrower to The Sanwa Bank Limited which is secured by a first lien against the Inns, (ii) refinancing existing indebtedness to Host in the amount of $1,400,000, and (iii) for the purpose of paying costs associated with this transaction.

          Section 2.3  Cross Collateralization.  Each and all of the Single Inn
                       -----------------------
Notes and each and all of the Mortgages are and shall be cross-collateralized, and pursuant to Section 9.1 hereof are also cross-defaulted.

          Section 2.4  Repayment of the Loans.
                       ----------------------

          The Borrower shall repay the Loans to the Lender as follows:

          (a) On the Closing Date, Borrower shall pay to Lender all interest to accrue on each of the Promissory Notes through the last day of the calendar month in which the Closing Date occurs, unless the Closing Date is the first day of a calendar month. On the first day of the second calendar month following the Closing Date (unless the Closing Date is the first day of a calendar month, in which event, on the first day of the calendar month immediately following the Closing Date) and on the first day of each calendar month thereafter until the first day of the calendar month in which the Repayment Date occurs (unless the Repayment Date is the first day of a calendar month, in which case until the first day of the calendar month immediately preceding the Repayment Date), Borrower shall pay to Lender the aggregate sum of $874,162.75 (the "Monthly
                                                                    -------
Payment"), subject to adjustment as provided below, which amount shall be
-------
allocated to the Single Inn Notes in accordance with the Applicable Ratios; provided, however, that in the event any Inn is released from the lien of the Mortgage covering such Inn, the Monthly Payment shall be adjusted to an amount equal to the product of (a) the amount of the Monthly Payment as set forth above, multiplied by (b) the sum of the Applicable Percentages for all Inns then subject to the Mortgages after giving effect to the Release in question. The amount paid with respect to each Single Inn Note shall be applied first to accrued but unpaid interest on such Single Inn Note and the balance shall be applied to reduce the principal balance of such Single Inn Note and any remaining amount shall be applied pursuant to Section 2.5 of this Agreement.

          (b) Borrower shall pay to Lender, as a reduction of the principal balance of the Loan, without any Yield Maintenance Payment or other premium or penalty, during the period between September 1 and September 30 of any year, all Net After Debt Service Cash Flow for the period from the previous September 1 until August 31 of the current year, until the total amount paid to Lender pursuant to this Section 2.4(b) equals $8,000,000.00; provided, however, that if the total amount paid to Lender pursuant to this Section 2.4(b) on or before each of the following dates equals the amount set forth beside each such date in the following table, Borrower shall have no further obligation to pay Net After Debt Service Cash Flow to Lender until after such date (and after such date Borrower shall again be obligated to pay all Net After Debt Service Cash Flow to Lender in accordance with this Section 2.4(b)).

               Date                        Cumulative Payments
               ----                        -------------------

               October 1, 1996             $2,000,000
               October 1, 1997             $4,000,000
               October 1, 1998             $6,000,000
               October 1, 1999             $8,000,000

Any principal payments so made shall be applied to the Single Inn Notes in accordance with the Applicable Ratios in inverse order of maturity and if any applicable Single Inn Note is paid in full any remainder shall be applied to reduce the Outstanding Principal Balances of the remaining Single Inn Notes in proportion to the Applicable Ratios in inverse order of maturity. Any amounts paid or required to be paid pursuant to Section 2.12 shall not reduce or affect Borrower's obligations under this Section 2.4(b).

          (c) The remaining principal balance of the Loans together with all accrued but unpaid interest and other amounts owing pursuant to this Agreement shall be fully due and payable on the Repayment Date.

           Section 2.5  Prepayments of the Loans.
                        ------------------------

          (a) The Borrower may at its option prepay the Loans, in part or in full, together with accrued interest on the amount prepaid to the date of prepayment, subject to the following conditions:

              (i) In addition to the mandatory payments required by Section 2.4(b), and subject to the provisions of subsection (iv) below, Borrower may prepay (a) up to an additional $700,000 of the principal balance of the Loans between September 1 through October 1 ("Prepayment Periods") of each year
                                        ------------------
through and including 1999 and (b) during the Prepayment Periods after the year 1999 an amount, if any, such that the total principal amount paid pursuant to
Section 2.4(b) and this Section 2.5 during any such Prepayment Period is less than or equal to $2,700,000, without paying the Yield Maintenance Payment or any other premium or penalty (and which right shall not accumulate if not used), provided that Borrower has contemporaneously or previously prepaid an amount equal to (x) one-half of the sum of principal amounts prepaid to Lender pursuant to Section 2.4(b), and (y) three-sevenths (3/7) of the amount prepaid pursuant to clauses (a) and (b) of this subparagraph (i) to the Subordinate Creditor for application against the Subordinate Loan. Any principal payments so made shall be applied to the Single Inn Notes in accordance with the Applicable Ratios in inverse order of maturity and if any applicable Single Inn Note is paid in full any remainder shall be applied to reduce the Outstanding Principal Balances of the remaining Single Inn Notes in proportion to the Applicable Ratios in inverse order of maturity.

              (ii) Subject to the provisions of subsection (iv) below, Borrower may prepay the Loans at any time in accordance with Sections 2.5(b) and 2.12 of this Agreement without premium (other than the Yield Maintenance Payment) or penalty, provided that Borrower pays to Lender the Yield Maintenance Payment, together with all accrued but unpaid interest and all other amounts then due pursuant to this Agreement contemporaneously with such prepayment. Any principal payments so made shall be applied to the applicable Single Inn Note in inverse order of maturity and if the applicable Single Inn
Note is paid in full any remainder shall be applied to reduce the Outstanding Principal Balances of the remaining Single Inn Notes in proportion to the Applicable Ratios in inverse order of maturity.

          (iii) Subject to the provisions of subsection (iv) below, Borrower may prepay all of the Loans in whole, but not in part and not less than all of the Loans, without premium (other than the Yield Maintenance Payment, which shall be paid to Lender) or penalty at any time on or after September 1, 1998, provided that Borrower pays to Lender the Yield Maintenance Payment, all accrued but unpaid interest thereon and all other amounts then due pursuant to this Agreement contemporaneously with such prepayment. Prior to September 1, 1998, Borrower may only prepay the Loans in accordance with Sections 2.4(b), 2.5(a)(i) and (ii), 2.5(b) and 2.12.

          (iv) (v) Each partial prepayment of the Loans in accordance with subparagraphs (i) and (ii) above shall be in integral multiples of $25,000; (w) Borrower shall give the Lender not less than twenty (20) Business Days' prior written notice of the proposed prepayment; (x) each prepayment shall be made on an Interest Payment Date; (y) notice of prepayment, once received by the Lender, shall be irrevocable and binding on the Borrower; and (z) amounts prepaid may not be reborrowed hereunder.

      (b) (i) Upon the payment to the Borrower or to the Lender, as loss payee, of any insurance proceeds payable upon the occurrence of a Total Loss with respect to any of the Inns, the Borrower shall either (x) prepay the Loans with respect to such Inns, in full, together with accrued interest on the amount prepaid to the date of prepayment and together with the Yield Maintenance Payment (provided, however, that if the casualty occurs after October 1, 2001, no Yield Maintenance Payment shall be required), or (y) rebuild and restore such Inn(s) in accordance with the Mortgages, and (ii) upon the payment to the Borrower or the Lender of any condemnation awards in respect of a Total Loss with respect to any of the Inns, the Borrower shall prepay the Loans with respect to such Inns in full, together with accrued interest on the amount prepaid to the date of prepayment but without the Yield Maintenance Payment or other premium or penalty, except that Borrower shall pay to Lender any actual costs or expenses incurred as the result of such prepayment (such as the cost of terminating or breaking any swap contracts). Any prepayment pursuant to this subsection (b) shall be subject to the following conditions: (i) The Borrower shall give the Lender not less than twenty (20) Business Days' prior written notice of such prepayment; and (ii) amounts prepaid may not be reborrowed hereunder. Any payments pursuant to this
Section 2.5(b) shall be applied first to pay all accrued interest and the Yield Maintenance Payment on any principal prepaid and to the extent the insurance proceeds or condemnation award are not sufficient to pay in full the Single Inn Note for the Inn as to which the Total Loss occurred, including all accrued but unpaid interest thereon and the Yield Maintenance Payment with respect to the principal so repaid, Borrower shall pay such amounts to Lender within thirty
(30) days after the receipt of such payments, but in any event within ninety
(90) days after the occurrence of the Total Loss. Any portion of any insurance proceeds or condemnation award remaining after the payments described in the preceding sentence shall be applied to the Outstanding Principal Balances of the remaining Single Inn Notes in proportion to the Applicable Ratios in inverse order of maturity.

          (c) Except as specifically permitted by this Agreement, Borrower may not prepay the Loans, in full or in part. Upon an Event of Default and following the acceleration of maturity of the Loans, a tender of payment of the amount necessary to satisfy the Indebtedness evidenced by the Single Inn Notes made at any time prior to a foreclosure sale, or any judgement of foreclosure or sum due at foreclosure (including sale under power of sale under a Mortgage), or during any redemption period after foreclosure, or otherwise, by Borrower or its Affiliates or anyone acting directly or indirectly on behalf of Borrower or its Affiliates shall constitute an evasion of the prepayment prohibition and shall be deemed to be a voluntary prepayment of the Single Inn Notes, and the prepayment, to the extent permitted by law, must include the required Yield Maintenance Payment.

          Section 2.6  Required Payments to Lender.  In the event (i) that the
                       ---------------------------
Application Trigger Date, as determined in accordance with the Four Party Agreement, shall have occurred, and a Restoration Date has not thereafter occurred, or (ii) that an Event of Default described in Section 9.1(a) of this Agreement has occurred and has not been cured prior to acceleration of the Loans by Lender, or (iii) that an intentional, material Event of Default other than pursuant to Section 9.1(a) of this Agreement has occurred and has not been cured prior to acceleration of the Loans by Lender, Borrower shall thereafter pay or cause to be paid all Net Cash Flow to Lender and, subject to the Four Party Agreement, such amount shall, at the sole option of Lender, be applied to payment of the Loans in such order and manner as Lender may desire, including payment of principal, interest and Yield Maintenance Payments, or delivered to Manager to be applied in accordance with the Four Party Agreement; provided, however, that the provisions of this Section 2.6 shall in no way lessen, affect or alter the other rights and remedies of Lender after the occurrence and during the continuation of an Event of Default pursuant to other provisions of this Agreement, the Mortgages or the other Loan Documents.

           Section 2.7  Intentionally Deleted.
                        ---------------------

           Section 2.8  Interest.
                        --------

          The Borrower shall pay to the Lender in arrears interest accrued on the Loans on each Interest Payment Date at a rate equal to Eight and Six Tenths percent (8.60%) per annum (calculated on the basis of a 360-day year of twelve 30-day months).

           Section 2.9  Default Interest.
                        ----------------

           If the Borrower shall fail to make payment when and as due of any amounts due hereunder (whether at the stated date for payment, at maturity or by acceleration), the Borrower shall pay, to the extent permitted by applicable law, interest to the Lender on such past due amounts at the Default Rate.

           Section 2.10  Intentionally Deleted.
                         ---------------------

           Section 2.11  Payments.
                         --------

           All payments due hereunder from the Borrower to the Lender, other than amounts payable by the Borrower under Section 3.1(d) hereof, shall be made to the Lender in Dollars in immediately available Federal funds by wire transfer to BK of NYC, ABA #021000018, IOC569, GSCS, DBC, Attention: Liz Stone or to such other account in the United States or in such manner as Lender may from time to time reasonably direct. Whenever any payment under this Agreement shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. Payment of amounts payable pursuant to Section 3.1(d) hereof may be made by check or other customary means of payment.

           Section 2.12  Release of Lien of a Mortgage.
                         -----------------------------

           (a) (i) Provided that the requirements of subparagraphs (b), (c) and (d) below shall have been satisfied, the Lender shall execute and deliver to the Borrower an instrument (a "Release") releasing the Lender's lien and
                               -------
security interest in an Inn that, simultaneously with the delivery of a Release, is being sold by the Borrower. Any Release so delivered by the Lender shall be in recordable form and otherwise in form and substance reasonably satisfactory to the Lender and the Borrower. Borrower shall have no right to the Release of any Inn except (a) contemporaneously with the sale of an Inn to a third party (which may be an Affiliate of Borrower subject to subparagraph (b) below) and then only upon compliance with this Section 2.12, and (b) as described in the following paragraph (ii); and

                  (ii) In the event that any Single Inn Note is paid in full pursuant to Section 2.5(b), and subject to the limitations of subparagraphs (c) and (d) below, Lender shall execute and deliver to Borrower a Release releasing Lender's lien and security interest with respect to such Inn as to which the event or events described in Section 2.5(b) shall have occurred and as to which the corresponding Single Inn Note has been paid in full. Any Release so delivered by the Lender shall be in recordable form and otherwise in form and substance reasonably satisfactory to Lender and Borrower.

          (b)(i) The aggregate number of Inns that may be released during the term of this Agreement may not exceed four; (ii) the sum of the Applicable Percentages for all of the Inns released may not exceed 26.67%; (iii) no more than one of the Inns released may be from the Restricted Group of Inns, (iv) no more than two (2) Inns may be sold or transferred to Affiliates of Borrower or Manager or their respective Affiliates, (v) no Inn may be released if a Trigger Date has occurred, unless a Restoration Date has subsequently occurred, and (vi) the total principal amount of the Loans prepaid pursuant to this Section 2.12 shall reduce the allowable prepayments that may be made pursuant to Section 2.5(a)(i) of this Agreement, in the current Prepayment Period and in all subsequent Prepayment Periods, until the total amount of the Loans prepaid pursuant to Section 2.5(a)(i) and this Section 2.12 is equal to the amount allowable pursuant to Section 2.5(a)(i) on a cumulative basis from the Closing Date until the Prepayment Period in question. As an example of clause (vi) of the preceding sentence, if the total amount prepaid on the Loans pursuant to this Section 2.12 during the period from September 1, 1995 through August 31, 1996 is $8,100,000, no prepayments may be made pursuant to Section 2.5(a)(i) until the period between September 1, 1999 and October 1, 1999.

          (c) The Lender's obligation to deliver a Release with respect to any Inn shall be subject to the satisfaction of the Lender that the following conditions have been complied with:

                  (i) The Borrower shall have requested such Release not less than twenty (20) Business Days prior to the date as of which such Release is requested (the "Proposed Release Date"),
                ---------------------
which request shall be accompanied by a certificate of the Borrower to the effect that (A) no Event of Default or Default has occurred and is continuing, and (B)(i) such Release will not violate the requirements of this Section 2.12, or (ii) is required by Section 2.5. Such certificate shall (x) incorporate all calculations necessary to demonstrate compliance with clause (B)(i) above, and
(y) show all information necessary to calculate the Release Price (as hereinafter defined) in the manner required by this Section 2.12 and the calculation of the Release Price.

          (ii) (a) The DSCR and Combined DSCR with respect to the Inns (the

"Remaining Inns") that will continue to be subject to the lien of any Mortgage
---------------
after the Proposed Release Date shall have exceeded the Required Ratios for the most recent 13 Accounting Periods, and (b) Borrower shall have no knowledge that the DSCR or Combined DSCR for the next ensuing 13 Accounting Periods will be less than the Required Ratios and Borrower shall deliver a certification to Lender to such effect. For purposes of the preceding sentence, the allocation of Promissory Notes Debt Service for each Inn shall be determined on the basis of the Outstanding Principal Balance of the Single Inn Note for such Inn.
Within fifteen (15) Business Days after receipt by the Lender of the Borrower's request for a Release, the Lender shall notify the Borrower whether the Lender disputes the Borrower's calculation that the Required Ratios with respect to the Remaining Inns were exceeded for the relevant periods. If the Lender so notifies the Borrower, then during the immediately succeeding five Business Days the Lender and the Borrower shall confer in good faith in an effort to resolve the dispute. If the Lender and the Borrower determine that the Required Ratios with respect to the Remaining Inns were exceeded for each of such periods, the requirements of this subparagraph (ii) shall be deemed to have been satisfied. If the Lender and the Borrower are unable to resolve their dispute within such period of five Business Days, the Lender may engage at the Borrower's expense the Independent Accountants, who shall determine whether the Required Ratios with respect to the Remaining Inns were so equaled or exceeded. If the Independent Accountants determine that the Required Ratios with respect to the Remaining Inns were so equaled or exceeded and provide an unqualified written opinion to such effect and furnish to the Lender a description in reasonable detail of the basis for such determination, the requirements of this subparagraph (ii)(a) shall be deemed to have been satisfied. If the Independent Accountants do not determine that the Required Ratios with respect to the Remaining Inns were so exceeded, then the requirements of this subparagraph (ii)(a) shall not be deemed satisfied and the Lender shall not be required to deliver a Release.

                (iii) Borrower shall have paid to Lender all costs and expenses reasonably incurred by Lender in connection with the requested Release and shall have delivered to Lender all documentation that Lender may reasonably request in order to evidence the continued enforceability of the Loan Documents with respect to all unreleased collateral and Borrower's continued obligation with respect to the Loan Documents, including without limitation, an estoppel certificate in form and substance reasonably satisfactory to Lender confirming that Borrower has no offsets, counterclaims or defenses with respect to the Loans relating to the Remaining Inns.

          (d) Provided that the requirements of subparagraph (c) above have been satisfied and further provided that on the date of the delivery of the Release no Event of Default or Default shall have occurred and be continuing, and subject to the limitations of subparagraphs (b) and (c) above, the Borrower shall pay or cause to be paid to the Lender the aggregate of (A) the "Release Price" with respect to the Inn being released from the lien of one of the Mortgages, which Release Price shall be applied first to prepay the Single Inn Note with respect to such Inn in full and any remainder shall be applied to the Outstanding Principal Balances of the remaining Single Inn Notes in proportion to the Applicable Ratios and in inverse order of maturity, (B) all accrued interest with respect to the Release Price, and (C) the Yield Maintenance Payment with respect to the Release Price. The "Release Price" shall be the
                                                 -------------
lesser of (a) the outstanding principal balance of all of the Loans plus all accrued but unpaid interest and other amounts owing pursuant to this Agreement, or (b) the greater of (i) the reduction of the outstanding principal balance of the Loans necessary to satisfy the requirements of Sections 2.12(c) above, or
(ii) one hundred twenty-five percent (125%) of the Outstanding Principal Balances of the Single Inn Notes with respect to the Inn(s) being released; provided, however, that the

Release Price shall be rounded up to the next higher integral multiple of $10,000. Additionally, contemporaneously with payment of the Release Price to Lender, Borrower must pay the Release Price (as defined in the Subordinate Loan Documents) to Subordinate Creditor.

          (e) All determinations made by the Independent Accountants under this Section shall be final and binding upon the Lender and the Borrower. If the Lender notifies the Borrower that it disputes the Borrower's calculations under this Section, the Borrower shall provide or make available to the Lender all documents and materials reasonably requested by the Lender to assist it to make the determinations required pursuant to this Section.

          (f) Borrower shall not be entitled to any releases or credit toward any Release Price as a result of any principal payments made or required to be made pursuant to Section 2.4(b) hereof.

          Section 2.13  Allocation to Single Inn Notes.  All principal payments
                        ------------------------------
made by Borrower other than in accordance with Sections 2.5(b), 2.5(a)(ii) or
2.12 shall be allocated to the Outstanding Principal Balances of the Single Inn Notes based on the Applicable Ratios.

          Section 2.14  Four Party Agreement.  Lender's rights and Borrower's
                        --------------------
obligations pursuant to this Agreement and the Four Party Agreement are cumulative and (i) Borrower shall not be entitled to any credit against amounts owing pursuant to Sections 2.5 or 2.12 of this Agreement as a result of any payments made to Lender pursuant to the Four Party Agreement, and (ii) Borrower shall be entitled to credit against amounts owing pursuant to Section 2.4(b) hereof for payments made pursuant to the Four Party Agreement only to the extent of any amounts actually paid to Lender pursuant to the Four Party Agreement and which are applied to the principal balance of the Loans pursuant to the Four Party Agreement.

                                   SECTION 3
                                OTHER PAYMENTS

          Section 3.1   Other Payments.
                        --------------

          (a)  Intentionally Deleted.
               ---------------------

          (b) If any Regulatory Change, shall either (i) impose, modify or deem applicable any reserve, special deposit, deposit insurance or similar requirement against or for the account of the Lender or (ii) impose on the Lender any other condition, including, without limitation, change any applicable capital adequacy requirements, and the result of any event referred to in clause
(i) or (ii) above shall be to increase the cost to the Lender of making or maintaining the Loans (by participation or otherwise), then the Borrower shall pay to the Lender all additional amounts specified by the Lender required to compensate the Lender for such increased costs.

          (c) All sums payable by the Borrower under this Agreement shall be paid in full, net of all taxes, deductions, withholdings or other charges of any kind that may be assessed, levied or imposed by any U.S. Governmental Authority whatsoever, together with any interest, penalties or other charges thereon (hereinafter, "Taxes"), excluding the following ("Excluded Taxes"): (i) Taxes
               -----                              -------- -----
imposed on or measured by net income or alternative minimum taxable income or taxable assets in lieu of income by the jurisdiction of incorporation of the Lender, each taxing jurisdiction therein and the United States, New York State or New York City, (ii) Taxes imposed on the Lender pursuant to Section 884 of the IRC, (iii) Taxes imposed on the Lender to the extent the Tax would have been imposed if the Lender had not engaged in the transaction contemplated by this Agreement, except to the extent that the Taxes referred to in the preceding clauses (i) and (ii) are imposed on amounts payable by the Borrower pursuant to this Section 3.1(c), and (iv) Taxes in existence on the date hereof, to the extent of the amount of such Taxes as of the date hereof. If the Borrower is prohibited by law from making one or more payments under this Agreement free of Taxes (other than Excluded Taxes), or if any U.S. Governmental Authority shall at any time assert that the Lender is required to pay any Taxes

(other than Excluded Taxes), with respect to payments made by the Borrower under this Agreement, then the Borrower shall pay such additional amount to the Lender as may be necessary in order that the actual amount received by the Lender after taking into account all such Taxes other than Excluded Taxes (and after payment of any additional Taxes (including Excluded Taxes) that may be payable by the Lender as a consequence of the payment of such additional amount) shall equal the amount that would have been received by the Lender if such Taxes were not required to be paid. In any event, if the Borrower is required to pay any Taxes with respect to any sums payable under this Agreement, it shall deliver to the Lender official receipts or certified copies thereof or other documentation sufficient to evidence the Borrower's payment thereof.

          (d) The Borrower shall reimburse the Lender for all costs and expenses, including, without limitation, the disbursements, other charges and reasonable fees of counsel and all out-of-pocket costs reasonably incurred by the Lender, whether before, on or after the Closing Date, in connection with (i) the preparation, negotiation and issuance of the Loan Documents and any Servicing and Participation Agreements related to the Loans, including all research and advice in connection therewith, (ii) the preparation, negotiation, execution and delivery of all certificates, agreements, instruments and opinions delivered in connection herewith and therewith, (iii) any amendment, modification or supplement to any of the Loan Documents or any Servicing and Participation Agreements related to the Loans or any agreement or instrument delivered in connection herewith or therewith requested by Borrower, (iv) any waiver of any provision of this Agreement, any of the Loan Documents, any Servicing and Participation Agreements related to the Loans or any agreement or instrument delivered in connection herewith or therewith, (v) any restructuring of the terms of any of the Loan Documents, any Servicing and Participation Agreements related to the Loans or any agreement or instrument delivered in connection herewith or therewith, (vi) the enforcement of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith from and after the occurrence and during the continuation of a Default or an Event of Default, (vii) all due diligence costs and expenses incurred by Lender in connection with making the Loans to Borrower, and (viii) all costs and expenses incurred by Lender, but not in excess of $50,000, in preparing a private placement memorandum or obtaining additional opinions. All of the foregoing expenses shall be reimbursed by the Borrower whether or not the Lender gives notice to the Borrower of such Default or Event of Default under this Agreement or takes any other action to enforce the provisions of any of the Loan Documents or any agreement or instrument delivered in connection herewith and therewith. The Borrower shall pay any and all title insurance costs, recording costs and taxes, stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, recording and enforcement of any of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith and shall save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

          (e) All amounts payable pursuant to Sections 3.1(b), (c), (d) and (f) and 11.5 hereof shall be due and payable not later than fifteen (15) Business Days following written demand by the Lender, and the obligation to pay such amounts shall survive the repayment of the Loans and shall continue in full force and effect so long as the possibility of any such liability, claims or losses pursuant to such sections exists. Upon request by Borrower, Lender shall provide Borrower with reasonable supporting documentation with respect to any amounts payable pursuant to this Section 3.1.

          (f) To the extent that the Borrower or any Affiliate of the Borrower has had any dealings with any broker in connection with the application for or negotiation of the Loans, any brokerage commissions or similar compensation due in connection therewith shall be paid in full by the Borrower when due. The Borrower agrees to and does hereby indemnify the Lender from and against any an all liability, claims or losses (including reasonable attorneys' fees) incurred by the Lender arising or allegedly arising by reason of or in connection with any dealings between any such broker and the Borrower or the Lender.

                                   SECTION 4
                   CONDITIONS PRECEDENT TO ADVANCE THE LOANS

          The obligation of the Lender to advance the Loans is subject to the fulfillment on the Closing Date, as determined in the sole discretion of the Lender, of the conditions precedent set forth in this Section 4.

          Section 4.1  Documents Pertaining to the Collateral and Security.  The
                       ---------------------------------------------------
Borrower shall deliver (or cause to be delivered) to the Lender the following documents, instruments and agreements, to the extent applicable to each item of the Collateral and Security or the Management Agreement as determined by the Lender, each of which shall be in form and substance satisfactory to the Lender:

          (a) All Loan Documents, fully executed;

          (b) Paid title insurance policies (the "Title Insurance Policies") in
                                                  ------------------------
form and content acceptable to the Lender (acting with or without the advice of its counsel), with respect to each of the Mortgages in the amount of at least the principal amount of the applicable Single Inn Note insuring (i) to the extent available in each jurisdiction, that each Mortgage is in all respects legal, valid and binding upon the Borrower in accordance with its terms, and
(ii) that as of the Closing Date, each Mortgage constitutes a valid first lien and/or first security interest in the premises encumbered by such Mortgage, free and clear of all defects and encumbrances except as set forth in Exhibit B to
                                                                 ---------
each Mortgage and the exclusions from coverage, and containing (A) full coverage (by affirmative insurance) against liens of mechanics, materialmen, laborers, and any other Persons who might claim statutory or other common law liens; (B) no survey exceptions other than those set forth in Exhibit B to each Mortgage;
                                                   ---------
(C) such other endorsements as the Lender may deem necessary to insure that any off-site easements benefitting any of the Inns are valid and enforceable in accordance with their terms; (D) a "tie-in" endorsement to the Title Insurance Policy for each of the other Inns; and (E) such other endorsements as the Lender (acting with or without the advice of its counsel) may reasonably require. Such Title Insurance Policies shall be issued by Chicago

Title Insurance Company ("Chicago"), or another title insurance company
                          -------
reasonably satisfactory to the Lender (acting with or without the advice of its counsel). Direct access reinsurance agreements, or at Lender's option, co-insurance agreements reasonably acceptable to Lender, shall be provided as required by the Lender;

          (c) (i) Evidence satisfactory to the Lender that the requirements set forth in Exhibit D have been complied with and that all policies of insurance
         ---------
required by Exhibit D are in full force and effect and contain a provision that
            ---------
they will not be cancelled or materially amended or the amount of insurance reduced without 30 days' prior notice to the Lender, and (ii) copies of all of the relevant policies and the original endorsements or insurance certificates evidencing the coverages required by Exhibit D;
                                     ---------

          (d) Evidence satisfactory to the Lender that funds necessary to pay all taxes in respect of the Mortgages and all recording and filing fees and other expenses necessary in connection with the recordation of the Mortgages and the perfection of the Security Interests have been paid to the issuer of the Title Insurance Policies or to other Persons reasonably satisfactory to the Lender;

          (e) A certificate, dated the Closing Date, of the Borrower, and a certificate, dated the Closing Date, of the Manager, each of which shall be in form satisfactory to Lender.

          (f) An as-built survey with respect to each Inn, certified to the Lender and the title insurer within 90 days immediately preceding the Closing Date by a surveyor registered in the state in which the Inn shown on such survey is located, each of which surveys shall show (A) the boundaries of the Site, (B) the location and dimension of all improvements located on the Site, (C) the location and identity of all visible or recorded easements and rights-of-way across or serving the Site, (D) that the improvements comply with all setback requirements and zoning restrictions, (E) that, except as shown on the survey, the improvements do not encroach on adjoining property or on any easement or right of way, (F) that there are no encroachments on the Site, except to a de minimis extent, (G) that the Site is not located within any flood plain area (unless flood insurance satisfactory to the Lender is provided), and (H) any other matters that the Lender may reasonably require;

          (g) A letter from the title insurer or certifications from attorneys acceptable to the Lender stating that a search of the public records in the central filing authority and county of the principal place of business of Borrower and each state and county in which an Inn is located disclosed no conditional sales contracts, chattel mortgages, leases of personalty (other than as disclosed to Lender in writing and approved by Lender), financing statements or title retention agreements that affect any Inn or Site or any other collateral or security assigned or pledged to the Lender pursuant to this Agreement or any of the Related Documents, except such matters as the Lender may have approved in writing, except for the Financing Statements;

          (h) A copy of the certificate of occupancy for all improvements located on each Site or evidence satisfactory to the Lender that no certificate of occupancy is required by any applicable Requirement of Law;

          (i) A copy of all licenses and permits required for or used in connection with the legal operation of each Inn and all other improvements located on each Site and evidence satisfactory to the Lender that no other licenses or permits are required by any applicable Requirement of Law;

          (j) Financial statements for the Borrower and the General Partner, which shall be the most recent statements available on the Closing Date and which shall include certificates by an appropriate officer of the General Partner or Host that the information contained therein is true and complete;

          (k) A current inspection report with respect to each Inn, prepared by Merritt & Harris or other engineers satisfactory to the Lender, which reports shall not describe any material defect in the condition of any improvements located on any Site;

          (l) A current report prepared by Dames & Moore, substantially to the effect that each Site contains no pollutants, contaminants, hazardous or toxic wastes or other substances (including, without limitation, asbestos), the removal of which is required or the use, maintenance or handling of which is restricted, prohibited or penalized by any Requirement of Law (collectively, "Hazardous Substances"), except for materials (i) that are in quantities
 --------------------
permitted by all Requirements of Law and (ii) that are stored, used and disposed of in accordance with all Requirements of Law;

          (m) An appraisal satisfactory to the Lender prepared with respect to each Inn by Cushman & Wakefield (the "Appraisals");
                                      ----------

          (n) Acknowledgement copies of proper Financing Statements (Forms UCC-1 and UCC-3) duly filed under the Uniform Commercial Code of each jurisdiction as may be necessary or, in the reasonable opinion of Lender, desirable to perfect the security interests created by the Loan Documents (the "Financing
                                                           ---------
Statements");
----------

          (o) Certified copies of Requests for Information or copies (Form UCC-
11), or equivalent reports, listing the financing statements referred to in paragraph (n) above and all other effective financing statements which name the Borrower as debtor and which are filed in the jurisdictions referred to in said paragraph (n), together with copies of such other financing statements;

          (p) Evidence that all other actions necessary or, in the opinion of Lender, desirable to perfect and protect the security interests created by this Agreement, have been taken;

          (q) payment of all fees and expenses of (i) Lender's outside counsel, Weil, Gotshal & Manges, (ii) all special local counsel retained in connection with any of the Loan Documents and the transactions contemplated thereby and
(iii) all third party costs and expenses incurred by Lender in connection with the transaction contemplated by this Agreement, including, without limitation, costs of environmental appraisals, structural reports, due diligence and travel expenses; and

          (r) A letter, executed by Borrower, addressed to the Accountants instructing them to comply with the provisions of Section 7.14 hereof.

          Section 4.2  Authorization; Related Documents.  The Lender shall have
                        --------------------------------
received:

          (a) Evidence satisfactory to the Lender to verify the authority of the individual or individuals executing the Related Documents to which the Borrower is a party legally to bind the Borrower, and the authority of each individual, other than representatives of the Lender, who will sign the other statements, reports, certificates and documents called for by the terms of the Related Documents to which the Borrower is a party and who will otherwise act under the Related Documents for and on behalf of the Borrower;

          (b) The specimen signature of each individual named pursuant to
Section 4.2(a) hereof certified by an appropriate officer to be a true specimen thereof;

          (c) Executed counterparts of each of the Related Documents, in form and substance satisfactory to the Lender, and all statements, reports, certificates and documents required to be provided to the Lender on the Closing Date pursuant to the terms of the Loan Documents, in the form required hereby and thereby;

          (d) (i)   A favorable written opinion addressed to the Lender, dated as of the Closing Date, of both Hogan & Hartson, counsel to the Borrower, the General Partner and Host, and an opinion of the General Counsel or Deputy General Counsel of Host, as to such matters as the Lender may reasonably request, such opinions to be in form and substance satisfactory to the Lender; provided, however that Borrower shall provide evidence satisfactory to Lender that the opinion of the General Counsel or Deputy General Counsel of Host shall
(i) represent an unconditional obligation of Host, and (ii) be covered by the directors and officers' insurance maintained by Host; and

              (ii) A favorable written opinion addressed to the Lender, dated as of the Closing Date, of the General Counsel or Deputy General Counsel of Marriott International, Inc., as counsel to the Manager, as to such matters as the Lender may reasonably request, such opinion to be in form and substance satisfactory to the Lender; provided, however that Borrower shall provide evidence satisfactory to Lender that the opinion of the General Counsel or Deputy General Counsel of Marriott International, Inc. shall (i) represent an unconditional obligation of Marriott International, Inc., and (ii) be covered by the directors and officers' insurance maintained by Marriott International, Inc.; and

          (e) The Borrower's Certificate;

          (f) Evidence satisfactory to the Lender that the execution, delivery and performance of the Related Documents to which the Borrower is a party has been authorized by the General Partner and the Partnership Agreement;

          (g) Certificates, dated as of the Closing Date, of the secretary or an assistant secretary of each of the General Partner, the Manager and Host (together with copies of the documents referred to below), certifying:

              (i) That attached thereto is a true and complete copy of the Certificate of Incorporation of the entity on whose behalf such certificate is given, together with all amendments thereto and that such Certificate of Incorporation has not been amended since the date of the last amendment attached to the certificate;

              (ii) That attached thereto is a true and complete copy of the by-laws of the entity on whose behalf such certificate is given, together with all amendments, as entered into or in effect on the date of such certificate;

              (iii) That attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the entity on whose behalf such certificate is given, authorizing the execution, delivery and performance of the Related Documents to which such entity is a party and that such resolutions have not been revoked, annulled or modified in any manner and are in full force and effect;

          (h) Recently dated good standing certificates, and if applicable, certificates of existence for each of the Borrower, the General Partner, the Manager and Host;

          (i) A favorable written opinion addressed to the Lender, dated as of the Closing Date, of counsel to the Lender in each state in which one or more of the Sites is located, as to such matters relating to the subject matter of the Loan Documents as the Lender may reasonably request, such opinion to be in form and substance reasonably satisfactory to the Lender;

          (j) Evidence satisfactory to Lender that Borrower, Manager and to the extent necessary, the General Partner are qualified to do business in all jurisdictions in which Sites are located; and

          (k) Such other documents, instruments, approvals (and, if requested by the Lender, certified duplicates of executed copies thereof) and opinions as the Lender may reasonably request.

           Section 4.3  Certificate of the Borrower.
                        ---------------------------

          The following statements shall be true and correct on the Closing Date, and the Lender shall have received a certificate of the Borrower signed by a duly authorized officer of the Borrower, dated the Closing Date, stating that:

              (i) The representations and warranties of the Borrower and the General Partner contained in each of the Related Documents to which the Borrower is a party and in all certificates, documents and instruments delivered by the Borrower or the General Partner pursuant to such Related Document, including, without limitation, those set forth in Exhibit C attached hereto, are true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date;

              (ii) No Default (and no Event of Default as defined in the Mortgages) has occurred and is continuing or would result from the execution, delivery or performance of the Related Documents to which the Borrower is a party or from the advance of the Loans;

              (iii) There has been no material adverse change in the financial condition or results of operations of the Borrower since the date of the most recent Annual Financial Statement delivered to Lender.

              (iv) Each of the Inns and all other improvements located on each Site are undamaged except for any damage that will be repaired during the course of ordinary maintenance programs with respect to the Inns and such other improvements; provided, however, that if any more extensive such damage exists as of the Closing Date then (i) the cost of restoration, as certified by the Borrower does not exceed $1,000,000 in the aggregate, (ii) such damage does not affect more than one Inn, (iii) the Lender has been provided with evidence reasonably satisfactory to the Lender that such damaged Inn or other improvement can be restored to substantially the same condition as existed prior to the occurrence of such damage, the certificate of the Borrower shall so indicate and the Borrower and the Lender shall enter into such agreement with respect to the repair, restoration or replacement of such damage as the Lender may reasonably require, and
          (iv) any insurance proceeds are being held by Lender; further provided, that if the cost of restoration of any such damage exceeds $1,000,000, as estimated by the Lender, such certificate shall so indicate, and the Lender shall be provided with substitute collateral reasonably satisfactory to the Lender;

              (v) All required approvals and permits (including temporary or permanent certificates of occupancy) have been obtained;

              (vi) Each of the Inns and all other improvements located on each Site may legally be occupied, free of any violation (or claimed violation) of building, environmental and zoning laws (including any law requiring any environmental assessment or impact statement) or other applicable legal or insurance underwriters requirements and recorded covenants, conditions and restrictions; and

              (vii) All improvements on each Site have been finally completed prior to the Closing Date and paid for, in accordance with all Requirements of Law, and permanent certificates of occupancy for all portions of each Inn and all other improvements located on the Premises have been obtained.

              (viii) Such other matters as may be reasonably required by Lender.

          Section 4.4  Other Conditions Satisfied.
                       --------------------------

          Each of the other conditions precedent required to be satisfied and documents to be delivered on the Closing Date by the Borrower under the Loan Documents or under the Related Documents shall have been properly satisfied and delivered in accordance with the relevant provisions thereof.

          Section 4.5  Ratios.
                       ------

          (a) The DSCR, as determined by Lender, in its sole discretion, shall be greater than or equal to 1.80.

          (b) The Combined DSCR, as determined by Lender, in its sole discretion, shall be equal to or greater than 1.25.

          (c) The LTV, as determined by Lender, in its sole discretion, shall be equal to or less than .60.

          (d) The Combined LTV, as determined by Lender, in its sole discretion, shall be equal to or less than .75.

          Section 4.6  Capital Reserves.  Lender shall determine that adequate
                       ----------------
capital reserves are being or will be maintained with respect to the Inns.

           Section 4.7  Intentionally Deleted.
                        ---------------------

                                   SECTION 5
                              OBLIGATIONS ABSOLUTE

          Section 5.1  Obligations of the Borrower.  The obligations of the
                       ---------------------------
Borrower under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances:

          (a) Any lack of validity or enforceability of this Agreement or all or any of the other Related Documents;

          (b) Any amendment or waiver of, or any consent to departure from, this Agreement or all or any of the other Related Documents except to the extent so waived or consented to in writing by the Lender; or

          (c) The existence of any claim, set-off, defense or other rights which the Borrower or Host may have at any time against the Lender or any other Person, whether in connection with the Related Documents or any unrelated transactions.

                                   SECTION 6
                         REPRESENTATIONS AND WARRANTIES

          Section 6.1  Representations and Warranties.  Each of the Borrower and
                       ------------------------------
the General Partner represents and warrants as follows:

          (a) The Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. The Borrower has the requisite power to own its property and to conduct the business in which it engages and is duly qualified to do business as a foreign limited partnership in each jurisdiction in which Sites are located.

          (b) Each of the Borrower and the General Partner on behalf of the Borrower has all requisite legal right, power and authority to execute, deliver and perform this Agreement and to consummate the transactions to be consummated by the Borrower as contemplated hereby. The execution, delivery and performance by the Borrower of this Agreement and the consummation by the Borrower of the transactions as contemplated hereby have been duly authorized by all necessary action on the part of the Borrower. The execution, delivery and performance by the General Partner on behalf of the Borrower of this Agreement and the consummation by the General Partner of the transactions as contemplated hereby have been duly authorized by all necessary action on behalf of the General Partner. All consents of any other Person (including partners or creditors of the Borrower but excluding the Lender), and all consents or authorizations of, or other acts by or filings with any Governmental Authority, required to be obtained or made by the Borrower or its Affiliates in connection with the execution, delivery and performance of, and the validity, binding effect and enforceability of the Borrower's obligations under this Agreement have been obtained or made and are in full force and effect.

          (c) This Agreement has been duly executed and delivered by the Borrower, and assuming due authorization, execution and delivery by the Lender, constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with the terms hereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Borrower has performed all of its material obligations that are currently due to be performed under this Agreement.

          (d) The execution, delivery and performance by the Borrower of any Related Document to which the Borrower is or will be a party and the consummation of the transactions contemplated hereby and thereby (i) are within the Borrower's and its partners' partnership and/or corporate power; and (ii) have been duly authorized by all necessary or proper partnership and/or corporate action. The execution, delivery and performance by the Borrower of any Related Document to which the Borrower is or will be a party and the consummation of the transactions contemplated hereby and thereby will not (i) in any material respect conflict with or constitute on the part of the Borrower a breach of or default under any agreement, indenture, lease or other instrument to which the Borrower is a party or by or to which it or its revenues, properties, assets or operations are bound or subject, or violate any Requirements of Law; (ii) result in the creation or imposition of any Lien upon any of the Borrower's revenues, properties or assets, other than as specifically contemplated hereby or by the Related Documents or as created by the Subordinate Loan Documents; (iii) result in the acceleration of any Indebtedness of the Borrower; or (iv) result in any material adverse change in any agreement material to the operation of any of the Inns.

          (e) No litigation, investigation or other proceeding is pending or, to the knowledge of the Borrower, threatened, before or by any arbitrator or Governmental Authority in any way restraining or enjoining, or threatening or seeking to restrain or enjoin, or in any way questioning or affecting the validity, binding effect or enforceability of, any provisions of any Related Document to which the Borrower is or will be a party, as against the Borrower or the legal existence of the Borrower or any of its Partners, the status of its partners as partners, or the Borrower's right to conduct its operations as proposed to be conducted, to perform its obligations under the Related Documents to which it is or will be a party, or to consummate any of the transactions to which it is or will be a party as contemplated hereby and thereby.

          (f) No litigation, investigation or other proceeding is pending or, to the knowledge of the General Partner, threatened, before or by any arbitrator or Governmental Authority in any way restraining or enjoining, or threatening or seeking to restrain or enjoin, or in any way questioning or affecting the validity, binding effect or enforceability of, any provisions of any Related

Document to which the Borrower is or will be a party, as against the General Partner or the legal existence of the General Partner, the entitlement of the directors or officers of the General Partner to their respective positions and offices, or its right to conduct its operations as conducted, to perform its obligations under any Related Document to which the Borrower is or will be a party, or to consummate any of the transactions to which it is or will be a party as contemplated hereby and thereby.

          (g) There is no action, suit, investigation or other proceeding pending or, to the knowledge of the Borrower, threatened before or by any arbitrator or Governmental Authority, nor any other event or circumstances, which would have a material adverse effect on the power or ability of the Borrower to perform its obligations under any Related Document to which it is or will be a party or the transactions as contemplated hereby and thereby.

          (h) There is no action, suit, investigation or other proceeding pending or, to the knowledge of the General Partner, threatened before or by any arbitrator or Governmental Authority, nor any other event or circumstances, which would have a material adverse effect on the power or ability of the General Partner to act as the general partner of the Borrower with respect to performance by the Borrower of its obligations under any Related Document to which the Borrower is or will be a party or to consummate the transactions as contemplated hereby and thereby.

          (i) The Borrower is not in default under or with respect to any contractual obligation in any respect which could materially and adversely affect its ability to perform its obligations under any Related Document to which it is or will be a party, nor is the Borrower in default under any existing judgment, order, award or decree of any arbitrator or Governmental Authority binding upon or affecting it which could materially and adversely affect its ability to perform its obligations under any Related Document to which it is or will be a party.

          (j) The General Partner is not in default under or with respect to any contractual obligation in any respect which would materially and adversely affect its ability in its capacity as general partner to perform the obligations of the Borrower under any Related Document to which the Borrower is or will be a party, nor is the General Partner in default under any existing judgment, order, award or decree of any arbitrator or Governmental Authority binding upon or affecting the General Partner which could materially and adversely affect its ability in its capacity as general partner to perform the obligations of the Borrower under any Related Document to which the Borrower is or will be a party.

          (k) No Default has occurred and is continuing and the Borrower is not in default under any of the Related Documents to which it is or will be a party (other than defaults existing under financing provided by The Sanwa Bank Limited which is being repaid on the Closing Date and which repayment shall cure any existing default).

          (l) All Taxes, assessments, fees and other governmental charges against the Borrower and the General Partner and upon any of their respective properties which are due have been paid and no claims are being asserted with respect to any of the foregoing, except such matters as have been disclosed in writing to the Lender (provided that if any such matter shall give rise to a Lien against any Collateral and Security, then such Lien shall be bonded over or other security reasonably satisfactory to the Lender shall have been provided to secure the discharge of such Lien).

          (m) The Borrower does not have outstanding any contractual undertaking or obligation other than those contemplated by the Related Documents and such other undertakings and obligations as may be now or in the future undertaken in the ordinary course of operating the Inns, but no such undertakings or obligations involve the incurrence of any Indebtedness by the Borrower other than the Indebtedness permitted hereunder and other than ordinary course of business trade payables not in excess of an amount acceptable to Lender.

          (n) The Borrower has furnished the Lender with a copy of its balance sheet as of June 16, 1995 and income statements of the Borrower and for each of the Inns for the most recent Annual Accounting Period and for all Accounting Periods since the end of the most recent Annual Accounting Period which ended 30 days or more prior to the Closing Date. Such balance sheet and income statements fairly present the financial condition of the Borrower and each Inn as of their respective dates. Since the date of such balance sheet there has been no material adverse change in the financial condition or results of operations of the Borrower.

          (o) The principal place of business of the Borrower and the General Partner is in Montgomery County, Maryland.

          (p) Neither the Borrower nor the General Partner knows of any reason why the representations and warranties of the Borrower and the General Partner contained in the Related Documents to which the Borrower or the General Partner is or will be a party will not be true and correct in all material respects on the Closing Date.

          (q) Neither the Borrower nor the General Partner is an "investment company" or a company "affiliated" with or "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended, and neither the Borrower nor the General Partner will become such by reason of its execution and delivery of, or performance of its obligations under, any of the Related Documents to which the Borrower is or will be a party.

          (r) All of the outstanding shares of capital stock (the "Shares") of
                                                                   ------
the General Partner have been duly authorized, validly issued and are fully paid and nonassessable and all of the Shares of the General Partner are owned of record by Host, directly or indirectly. All of the Shares of Host have been duly authorized, validly issued and are fully paid and nonassessable. There are no outstanding options, contracts, calls, commitments or demands of any kind relating to any of the Shares of the General Partner. None of the Shares of the General Partner is subject to any Lien. There are no outstanding Securities of the General Partner or Host other than the Shares. The General Partner has no Subsidiaries.

          (s) Neither the Borrower nor any member of a Controlled Group of which the Borrower is a member maintains or contributes to or has an obligation to contribute to any Pension Plan.

Neither the Borrower nor such member is obligated to make contributions on behalf of employees of the Borrower in such capacity in respect of any Pension Plan.

          (t) The Borrower owes no Indebtedness to any Person, except for Indebtedness created or to be created in accordance with the Loan Documents and except for ordinary course of business trade payables not in excess of $115,000.

          (u) The Borrower has delivered or caused to be delivered to the Lender copies of the Partnership Agreement and the Management Agreement which are (i) true and complete, including all amendments thereto, (ii) in full force and effect, with no notice of default, acceleration or termination outstanding or in effect and (iii) to the Borrower's best knowledge, are not subject to any material default or any event or condition which with notice or lapse of time or both would constitute a material default. No mortgages (other than mortgages that will be satisfied on the Closing Date) affecting any Inn are outstanding or in effect with respect to any Inn. There are no leases or occupancy agreements with respect to any Site or any improvements located on any Site (i) providing for rental payments during the current fiscal year of more than 1% of the gross revenues budgeted to be derived from such Site and all improvements located on such Site, or (ii) demising any portion of any Site or any improvements located thereon for use as an eating facility, or (iii) demising more than 5% of the usable floor area contained in the improvements located on any Site, or (iv) except as otherwise disclosed in writing to Lender, providing for a term of more than one year.

          (v) The insurance listed in Exhibit D constitutes all of the insurance policies in effect with respect to the Inns. Each of such policies, including, without limitation, each policy to be delivered pursuant to Section 4.1(c) hereof, is in full force and effect, with no outstanding notice of default or of material unperformed work, and such policies substantially fulfill the insurance requirements of the Mortgages and do not violate any requirements thereof in any material respect, except that the Lender has not heretofore been named as an additional insured or as a loss payable party. To the extent that any of the provisions regarding insurance contained in Section 2.4 of any of the Mortgages is inconsistent with any of the insurance provisions contained in Exhibit D attached hereto, the provisions contained in Exhibit D hereto shall govern.

          (w) Borrower owns no material assets other than the Inns and the rights and assets associated therewith and has no material liabilities other than those associated with the Inns. The General Partner is a single purpose entity that is wholly owned, directly or indirectly, by Host. The General Partner is the sole general partner of the Borrower.

          (x) The Borrower or an Affiliate of the Borrower owns and possesses plans and specifications for all improvements located on any Site.

          (y) Borrower has all material licenses, permits, inspections, authorizations, certifications, consents or approvals from or by, and has made all material filings with, and has given all material notices to, all Governmental Authorities having jurisdiction, to the extent required for Borrower's ownership, operation and conduct of its business and all of same are in full force and effect and Borrower is in compliance with its partnership agreement and is in compliance in all material respects with all applicable provisions of law.

          (z) Borrower has not received any notice, and has no knowledge, of any pending, threatened or contemplated condemnation proceeding or environmental proceeding or investigation affecting any Inn, or any proposed termination or impairment of any parking at any Site.

         (bb) Each Site has access to and from public streets and roads adequate for its intended use, and all such streets and roads have been completed.

         (cc) All federal, state, local and foreign tax returns, reports and statements required to be filed by Borrower have been filed with the appropriate Governmental Authority and all charges, payments and other impositions shown thereon to be due and payable have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, except as set forth in Exhibit M attached hereto.
   ---------

          (dd) No information contained in this Agreement, the other Loan Documents, or any written statement furnished by or on behalf of the Borrower pursuant to the terms of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not materially misleading in light of the circumstances under which made.

          (ee) All approvals from Governmental Authorities necessary or appropriate for the execution, delivery and performance (x) by the Borrower of the Related Documents to which it is a party, and (y) by the General Partner on behalf of the Borrower of the Related Documents to which it is a party (including, without limitation, evidence of authority to transact business in every jurisdiction in which such authority is necessary to comply with Requirements of Law), have been obtained and none of such approvals have been revoked, annulled or modified in any manner and are in full force and effect.

          (ff) There are no material items of deferred maintenance with respect to any of the Inns.

          (gg) All of the Loan Documents to which Borrower is a party are the legal, valid and binding obligation of Borrower, enforceable in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and there is no offset, defense, counterclaim or right to rescission with respect to such Loan Documents or any other agreements.

          (hh) Pursuant to the Management Agreement, after giving effect to the transactions occurring contemporaneously herewith, the Capital Contributions as of the date hereof are $66,262,626; the Adjusted Capital Contributions are $67,656,651; and Owner's

Capital Return is $85,164,079 (with each of such terms having the meaning given in the Management Agreement).

          (ii) There are no leases or occupancy agreements affecting any of the Inns.

          Section 6.2  Survival.  The representations and warranties of the
                       --------
Borrower in this Agreement shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto.

                                   SECTION 7
                             AFFIRMATIVE COVENANTS

          Each of the Borrower and the General Partner covenants and agrees with the Lender that, so long as any amount is owing to the Lender under any of the Related Documents:

           Section 7.1  Information.
                        -----------

           (a) The Borrower will furnish to the Lender, within 15 Business Days after it is required to be filed with the SEC, a copy of the 10-K of the Borrower, which shall include the Borrower's annual report. Each Annual Financial Statement included in such annual report shall be certified by the Accountants as fairly presenting the financial condition and results of operations of the Borrower as at and for the fiscal year covered by such report. All Annual Financial Statements provided by the Borrower to the Lender hereunder shall be complete and correct in all material respects.

           (b) The Borrower will furnish to the Lender, within 15 Business Days after it is required to be filed with the SEC, a copy of (i) the 10-Q of the Borrower and (ii) any 8-K of the Borrower.

           (c) Borrower shall furnish to Lender the following reports:

               (i) As soon as available, but in all events within 27 days after the end of each Accounting Period: (a) unaudited financial statements substantially in the form of Exhibit E attached hereto, covering such Accounting
                             ---------
Period and the Annual Accounting Period for the period to date showing (x) in detail for each Inn separately, among other things, a breakdown of sales revenues and operating expenses, and the calculation of house profit, average suite and average occupancy rates, each of the foregoing with a comparison to budget and prior year, and (y) total sales, average suite and average occupancy rates and house profit on a consolidated basis for all Inns, for the period year to date and compared to budget, and (b) an unaudited consolidated profit and loss statement and escrow analysis and unaudited periodic and year-to-date reports detailing for each property the calculation of Operating Profit substantially in the form of Exhibit F attached hereto, and (c) the calculation
                             ---------
of the Annual Rolling Average Ratios, Six Period Rolling Average Ratios and Three Period Rolling Average Ratios for such Accounting Period (each in the form of Exhibit G-1) together with a certification by the General Partner that no
   -----------
Trigger Date or Application Trigger Date has occurred as of the end of such Accounting Period or specifying in reasonable detail the reasons such a Trigger Date or Application Trigger Date occurred.

               (ii) Within 60 days after the end of the Accounting Period occurring closest to the end of each calendar quarter, quarterly and year-to-date unaudited financial statements for the Borrower (including, without limitation, balance sheets, income statements, statements of cash flows and the Limited Partner Quarterly Update report).

               (iii) Within 120 days after the end of each Annual Accounting Period, audited financial statements (including balance sheet, income statement and statement of cash flows of the Borrower), such financial statements to be audited by the Accountants who shall provide an unqualified opinion with respect to such statements.

               (iv) At least thirty (30) days before the beginning of each Annual Accounting Period operating budgets and capital budgets, together with all supporting detail and assumptions, to the extent available to Borrower.

               (v) All material reports or other material documentation with respect to each Inn available to Borrower, together with any supporting materials or assumptions available to Borrower, including, but not limited to, all rent letters, together with any other information in the possession of or available to Borrower that is requested by Lender, including without limitation, a copy of the K-1 partnership tax return for Borrower.

          Each statement delivered pursuant to (i)-(iii) above shall be accompanied by a certificate of the General Partner of the Borrower stating (i) Borrower is not aware of any inaccuracy in any material respect in any such reports, and (ii) that there then exists no Default or Event of Default except as may be set forth in such certificate substantially in the form of
Exhibit G-2.
-----------

          (d) The Borrower will furnish to the Lender, promptly after request therefor, such additional financial and other information as the Lender may from time to time reasonably request, including the Annual Residence Inn Marketing Plan when completed.

          (e) The Borrower will furnish one copy of the final Annual Operating Projection for each Inn promptly after receipt thereof from the Manager in accordance with the Management Agreement. Such Annual Operating Projection shall also include individual property and consolidated occupancy and suite rate projections, together with any supporting materials or assumptions available to Borrower.

           Section 7.2  Discharge of Obligations.
                        ------------------------

          Each of the Borrower and the General Partner will pay, discharge, or otherwise satisfy, or cause to be paid, discharged or otherwise satisfied, at or before maturity or before they become delinquent or in default, as the case may be, all of their respective obligations, liabilities and Indebtedness in accordance with the terms thereof, except (i) where any such obligation or liability is being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or the General Partner, as the case may be, and (ii) each account payable shall be paid not later than 90 days after the date on which such account became due other than accounts payable being contested in good faith, which shall not be required to be paid within 90 days if reserves in conformity with GAAP are maintained. Each of the Borrower and the General Partner will keep each Inn, all other improvements located on any Site and all Personal Property used in the operation and maintenance of any Inn or other such improvements free and clear of all Liens other than Liens permitted under the Loan Documents. Each of the Borrower and the General Partner will apply funds derived from the Inns in accordance with the terms and priorities established in this Agreement and the other Related Documents.

           Section 7.3  Maintenance of Existence.
                        ------------------------

          (a) The Borrower will (i) keep in full force and effect its partnership existence, except for automatic dissolutions resulting from the admissions or withdrawal of partners as permitted by this Agreement, provided that in each such instance the partnership existence of the Borrower shall be reconstituted contemporaneously with such automatic dissolution, and (ii) comply with all Requirements of Law material to the conduct of its business (including, without limitation, continuing to be qualified to engage in business in each jurisdiction where such qualification is required) and the performance of its obligations under this Agreement and the other Related Documents to which it is a party.

          (b) The General Partner will (i) maintain its corporate existence in good standing and (ii) comply with all Requirements of Law material to the conduct of its business (including, without limitation, continuing to be qualified to engage in business in each such jurisdiction where such qualification is required) and the performance of the obligations of the Borrower under the Loan Documents to which the Borrower is a party.

           Section 7.4  Maintenance of Records.
                        ----------------------

          The Borrower will keep proper books of record and account in which full, true and correct entries in conformity with the Partnership Agreement, GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its activities.

          Section 7.5  Furnishing Notice.  The Borrower will, as soon as
                       -----------------
possible but no later than two Business Days after an officer of the General Partner obtains knowledge thereof, give notice to the Lender of:

               (i)   The occurrence of any Default or Event of Default;

               (ii) Any litigation, investigation or proceeding that may exist at any time with respect to the Borrower other than (A) matters covered by workers' compensation insurance and other insurance listed in Section 1 of Exhibit D hereto and (B) matters in which the amount claimed is less than $100,000 per incident and $500,000 in the aggregate; and

               (iii) A material adverse change in the business, operations, property or financial or other condition of the Borrower or the General Partner.

          Each notice pursuant to this Section 7.5 shall be signed by a duly authorized officer of the General Partner on behalf of the Borrower and shall set forth details of the occurrence referred to therein and state what action the Borrower has taken, and proposes to take, with respect thereto.

           Section 7.6  Proceeds of the Loans.
                        ---------------------

          The Borrower will apply the proceeds of the Loans solely for the purposes set forth in Section 2.2 hereof.

          Section 7.7  Subordinate Loan.  Borrower agrees to comply with and
                       ----------------
perform all of the terms and conditions of the

Subordinate Loan Documents on its part to be complied with. Borrower agrees not to modify or amend the terms and provisions of the Subordinate Loan Documents in any respect without first having obtained the written consent of Lender, which consent may be given or withheld by Lender, in its sole and absolute discretion, except as expressly permitted in Section 13(a) of the Intercreditor Agreement. Borrower agrees to promptly give Lender written notice of the occurrence of any Default under the Subordinate Loan Documents upon Borrower's receipt of a written notice of default from the Subordinate Creditor, which notification to Lender shall include a copy of the written notice sent by the Senior Creditor. Borrower further covenants and agrees to give Lender written notice of the occurrence of any Default under the Subordinate Loan Documents immediately upon Borrower's obtaining knowledge of such Default, whether or not Borrower has received written notice of Default from Subordinate Creditor.

           Section 7.8  Management Agreement.
                        --------------------

          The Borrower will duly perform in all material respects the obligations contemplated to be performed by it under the Management Agreement and will, with due diligence and in a reasonable and prudent manner, enforce its rights under the Management Agreement and will not waive any of Borrower's rights or Manager's obligations under the Management Agreement without the prior written consent of Lender, which may be withheld in Lender's sole discretion.

           Section 7.9  Insurance.
                        ---------

          The Borrower will maintain in full force and effect the insurance described in Exhibit D hereto and deliver to the Lender not less than 15 days prior to the expiration of each policy listed in Exhibit D evidence reasonably satisfactory to the Lender that such policy has been renewed or that a comparable policy reasonably satisfactory to the Lender has been obtained and that the premium with respect thereto has been paid.

           Section 7.10  Payment of Debt.
                         ---------------

          The Borrower will pay the Debt in accordance with this Agreement and the other Related Documents.

          Section 7.11  Compliance With Law.  The Borrower shall cause all of
                        -------------------
the Inns to comply in all material respects with all requirements of Governmental Authorities (including, without limitation, all requirements with respect to environmental matters).

           Section 7.12  Intentionally Deleted.
                         ---------------------

          Section 7.13  Capital Reserves.  Until the Loans are repaid in full,
                        ----------------
Borrower shall on or before the date that is thirty (30) days after the end of each Accounting Period occurring closest to the end of each calendar quarter deposit an amount equal to at least five percent of Gross Revenues for such Accounting Period and any prior Accounting Periods during the preceding calendar quarter as to which such deposit has not been made, into the Reserve, and the disposition of such amount shall be governed by the Management Agreement. Additionally, Borrower shall not increase or decrease, or agree to any increase or decrease in, the amount of the Reserve (as defined in the Management Agreement) or any other reserves maintained pursuant to the Management Agreement without the prior written consent of the Lender.

           Section 7.14  Access.
                         ------

          (a) Borrower shall grant Lender access to all of the Inns and to representatives of the Manager from time to time as may be reasonably requested by Lender. Such access shall be provided on at least a semi-annual basis and on a quarterly basis if the Trigger Date (as defined in the Four Party Agreement) has occurred. Additionally, Lender and any of its officers, employees and/or agents shall have the right, exercisable as frequently as Lender (or any representative of Lender) reasonably determines to be appropriate, during normal business hours (or at such other times as may reasonably be requested by Lender or any representative of Lender) to inspect any Inn (consistent with

Borrower's rights under the Loan Documents). Prior to an Event of Default, any such access and right to inspect shall be at Lender's cost during normal business hours and upon reasonable advance notice and Lender shall use good faith efforts to minimize any interference with Borrower's operations. Lender and any of its officers, employees and/or agents shall have the right, exercisable as frequently as Lender (or any representative of Lender) reasonably determines to be appropriate, but not more often than twice in any Annual Accounting Period prior to an Event of Default, during normal business hours (or at such other times as may reasonably be requested by Lender or any representative of Lender), to inspect, audit and make extracts from all of the Borrower's records, files and books of account at Lender's cost except as provided below. The Borrower shall deliver any document or instrument reasonably necessary for Lender (or any representative of Lender), as any of them may reasonably request, to obtain records from any service bureau maintaining records for the Borrower, and shall maintain duplicate records or supporting documentation on media, including, without limitation, computer tapes and discs owned by the Borrower. The Borrower shall cooperate with Lender to instruct its banking and other financial institutions and Manager to make available to Lender such information and records as Lender (or any representative of Lender) may reasonably request. Borrower shall pay to Lender the travel expenses and reasonable out-of-pocket costs incurred by Lender in performing any single audit in any calendar year if any audit performed by, or on behalf of, the Lender discloses that Borrower's statement of Gross Revenues, Net Cash Flow, Inn Income, Inn Operating Expenses or Net Income Available for Debt Service is misstated or otherwise incorrect by greater than 5% of Borrower's reported amount. Notwithstanding the foregoing, during any period that an Event of Default has occurred and is continuing, Borrower shall be responsible for the full cost and expense of any investigation or audit conducted by Lender, provided that Lender shall conduct no more than one such audit per year.

          (b) The Borrower authorizes Lender to communicate directly with the Accountants and irrevocably authorizes those accountants, at any time prior to repayment of the Loans in full, to disclose to Lender any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrower. Lender agrees not to exercise the rights set forth in this subsection (b) until the earlier to occur of (i) an Event of Default or (ii) a Trigger Date (as defined in the Four Party Agreement). Lender further agrees to use reasonable efforts not to create an undue burden on the Accountants as a result of the exercise of Lender's rights pursuant to this subsection (b) and to cause all parties with an interest in the Loans to act as a group to the extent practicable (but without waiving Lender's rights with respect to the information described in this subsection (b)).

          (c) If construction, renovation or repair having an estimated cost in excess of $500,000 is contemplated or is recommended by any engineers or architects retained by Borrower or Manager for any Inn, Lender shall have the right to have an architect or engineer reasonably acceptable to Lender, at Borrower's cost, make periodic inspections of the Inn in question.

          Section 7.15  Material Agreements.  Borrower shall notify Lender of
                        -------------------
any Material Agreements entered into after the date hereof. Borrower shall perform, within all required time periods (after giving effect to any applicable notice or grace periods), all of its obligations and enforce all of its rights under each Material Agreement to which it is a party if the failure to perform such obligations or enforce such rights would have a material adverse effect on Borrower.

           Section 7.16  Additional Reserves.
                         -------------------

          In the event that Lender at any time determines that the Reserves then being maintained pursuant to the Management Agreement are inadequate, Lender may require, in Lender's sole but good faith discretion, that Borrower establish or increase the amount of any reserves that Lender determines to be necessary or appropriate, provided that Lender shall provide Borrower with a reasonably detailed explanation of Lender's determination. All Reserves shall be maintained in cash (and not merely through accounting entries) and shall be held by Lender or by Manager pursuant to the Management Agreement. Lender shall have the right to approve in advance any use of the Reserves, in Lender's sole, but good faith discretion, except to the extent that Borrower does not have the right to approve the use of the Reserves pursuant to the Management Agreement.

           Section 7.17  Four Party Agreement.
                         --------------------

          Borrower shall pay, or cause to be paid, all Net Cash Flow, in accordance with and as required by the Four Party Agreement.

           Section 7.18  Environmental Insurance.
                         -----------------------

          Borrower shall maintain the Environmental Insurance Policy in full force and effect in accordance with, and subject to the same terms and conditions set forth in, the Indemnity Agreement.

           Section 7.19  General Partner Net Worth.
                         -------------------------

          Borrower shall cause the General Partner to at all times maintain (i) a net worth determined in accordance with GAAP of at least $6,600,000 (exclusive of General Partner's interest in Borrower), and (ii) either cash in the amount of at least $6,600,000 or the General Partner Note that is in full force and effect in such amount.

                                   SECTION 8
                               NEGATIVE COVENANTS

          Each of the Borrower and the General Partner hereby covenants and agrees with the Lender that, so long as any amount is owing to the Lender under any of the Loan Documents:

           Section 8.1  Consolidations, Mergers and Sales of Assets.
                        -------------------------------------------

          The Borrower will not, without the prior written consent of the Lender, (a) consolidate with or merge into any other Person or (b) sell, assign, encumber, lease or otherwise transfer any of the Inns or any interest therein or any assets directly related thereto to any other Person (provided that Lender will not unreasonably withhold Lender's consent to the granting of easements or similar rights reasonably necessary in connection with the ownership and operation of the Mortgaged Property and which do not adversely affect Lender's rights), other than (i) as permitted by the Loan Documents, including, without limitation,
Section 2.12 hereof or (ii) Personal Property used in connection with the operation or maintenance of the Inns or any of them that is replaced with Personal Property of a similar nature and quality equal to or better than the Personal Property disposed of (except that obsolete Personal Property need not be replaced), provided that Borrower may over the term of the Loans sell or dispose of Personal Property with a value of not more than $1,000,000 in the aggregate.

           Section 8.2  Place of Business.
                        -----------------

          Neither the Borrower nor the General Partner will change its principal place of business outside Montgomery County, Maryland, without the prior written consent of Lender, which consent shall not be unreasonably withheld provided that Borrower executes, delivers, files and records such documents and instruments as Lender may reasonably require to continue Lender's rights with respect to all of the Collateral and Security for the Loans and the perfection of Lender's rights with respect thereto.

           Section 8.3  Incurrence of Indebtedness.
                        --------------------------

          (a) The Borrower will not create, incur, assume or suffer to exist any Indebtedness of or relating to the Borrower of any kind or nature, except for Indebtedness that is both (a) an Additional Inn Investment (as defined in the Management Agreement) and (b) (i) expressly contemplated or permitted by this Agreement, (ii) non-capital equipment leases entered into in the ordinary course of business not to exceed required annual payments of $1,100,000 in the aggregate during any Annual Accounting Period, of which payments of no more than $600,000 in the aggregate during any Annual Accounting Period may come from sources other than the Reserve (as defined in the Management Agreement) (capital leases being subject to the following clause (iii)), or (iii) unsecured Indebtedness incurred in the ordinary course of business not exceeding $5,000,000, in the aggregate, provided that (a) such

Indebtedness is either (x) loaned to Borrower by Host or General Partner, or (y) a capital lease, and (b) any such indebtedness is unsecured, fully subordinated, does not subject any assets of Borrower to foreclosure or the imposition of any Lien and is otherwise not enforceable to the detriment of Lender.

          (b) The General Partner will not create, incur, assume or suffer to exist any Indebtedness of the General Partner of any kind or nature, except for
(i) costs and expenses arising from the execution and delivery of the Related Documents to which the Borrower is a party, and (ii) Indebtedness created or to be created as specifically permitted under this Agreement.

           Section 8.4  Purchase of Property.
                        --------------------

          Neither the Borrower nor the General Partner will purchase any property (other than Personal Property to be used in connection with the Inns in the ordinary course of business), whether real or personal, tangible or intangible, whether for investment or resale or for any other purpose whatsoever, except with the prior written approval of the Lender, which consent shall not be unreasonably withheld, conditioned or delayed and as specifically provided for in the Loan Documents.

           Section 8.5  Maintenance of Purpose.
                        ----------------------

          The Borrower will not engage in any business or operate for any purpose other than that set forth in Section 2.03 of the Partnership Agreement nor will Borrower materially change in any manner Borrower's business or acquire any assets not related to the Inns, without Lender's prior written consent in each instance.

           Section 8.6  Distributions to Partners by the Borrower.
                        -----------------------------------------

          The Borrower will not (i) make any distributions to its partners (inclusive of repayments of loans made by any partner of the Borrower to the Borrower) from the proceeds of borrowings, (ii) make any distributions to its partners (inclusive of repayments of such partner loans) more frequently than quarterly, (iii) make any distributions to its partners (inclusive of repayments of such partner loans) except in accordance with the provisions of the Partnership Agreement and the other Related Documents, (iv) make any distributions to its partners (inclusive of repayments of such partner loans), unless the ratio of Net Income Available for Debt Service to All Indebtedness Debt Service calculated on a cumulative basis for the preceding thirteen (13) Accounting Periods is at least 1.10, (v) make any distributions to its partners (inclusive of repayments of such partner loans) if the Trigger Date, as determined in accordance with the Four Party Agreement, shall have occurred and no corresponding Restoration Date shall have occurred, or (vi) make any distributions to its partners (inclusive of repayments of such partner loans) unless the Distribution Conditions are then satisfied.

           Section 8.7  Amendments to Agreements.
                        ------------------------

          (a) Borrower shall not terminate or enter into or consent to any amendment, modification, waiver or supplement of any provision of the Management Agreement without the prior written consent of the Lender, which consent may be withheld in Lender's sole discretion.

          (b) The General Partner shall not, either as a general partner or a limited partner, terminate or enter into or consent to any amendment, modification, waiver or supplement of any provision of the Partnership Agreement without the prior written consent of the Lender, which shall not be unreasonably withheld, conditioned or delayed, except that the General Partner may, without Lender's consent, enter into administrative or ministerial amendments that do not impair the rights and remedies of the Lender under this Agreement and the other Related Documents or the position and interests of the Lender as a secured party entitled to the security interests and to receive payments as contemplated by this Agreement and the other Related Documents.

          (c) The General Partner will not, without the prior written consent of the Lender, which consent shall not be unreasonably withheld, conditioned or delayed, enter into or consent to any termination, amendment, waiver or supplement of any of the provisions of the General Partner's Certificate of Incorporation and By-Laws, except that such consent of the Lender shall not be required for any waiver, amendment or modification of such Certificate of Incorporation or By-Laws that does not in any way (i) affect the obligations of the Borrower owed to the Lender under this Agreement and the other Related Documents, or (ii) impair the rights and remedies of the Lender under this Agreement and the other Related Documents or the position and interests of the Lender as a secured party entitled to the security interests and to receive payments as contemplated by this Agreement and the other Related Documents, or (iii) impair the value of the Borrower's interests in the Inns or the Management Agreement. In the event of any waiver, amendment or modification of the General Partner's Certificate of Incorporation or By-Laws with respect to which the General Partner believes that the consent of the Lender is not required, the Borrower shall furnish to the Lender (i) at least ten days prior to execution thereof, a copy of the proposed amendment or modification, and (ii) within 30 days following the execution and delivery thereof a copy thereof, certified to be true and complete by the General Partner.

           Section 8.8  Issuance of Rights.
                        ------------------

          The General Partner will not issue any stock options, warrants, rights, calls or commitments of any character calling for or permitting the issuance, transfer, sale or delivery of the Shares of the General Partner or any other Security.

           Section 8.9  Payment of Distributions.
                        ------------------------

          The General Partner will not pay or declare any dividend or distribution on account of, or redeem or otherwise purchase any of, the Shares or Securities or other instruments convertible into or exchangeable for the Shares or Securities, unless (i) the net worth of the General Partner (exclusive of the General Partner's interest in Borrower) determined in accordance with GAAP is at least $6,600,000, (ii) the General Partner then has either cash of at least $6,600,000 or the General Partner Note is in full force and effect in at least such amount, (iii) the Environmental Insurance Policy is then in full force and effect and complies with Section 4(g) of the Environmental Indemnity, and (iv) Borrower does not then anticipate, or have reason to believe, that Borrower will be required to pay or provide for any capital improvements to any Inns that cannot be paid for from Net After

Debt Service Cash Flow or from the Reserves, at the time payment is required (collectively, the "Distribution Conditions").
                    -----------------------

           Section 8.10  Issuance of Securities.
                         ----------------------

          The General Partner will not issue, transfer, sell or deliver any Shares of the General Partner or other instruments convertible into or exchangeable for the Shares of the General Partner.

           Section 8.11  Other Activities.
                         ----------------

          Neither the Borrower nor the General Partner will enter into any transaction (including, without limitation, the establishment of or the undertaking of any obligations to make contributions to any Pension Plan) with any Person pursuant to which it will undertake any material obligations or liabilities, other than in the ordinary course of business in connection with the ownership of the Inns, except as contemplated by the Related Documents or as approved in writing by the Lender.

           Section 8.12  Creation of Liens.
                         -----------------

          Neither the Borrower nor the General Partner will create, incur, assume or suffer to exist any Lien upon any of their respective properties, assets or revenues, whether now owned or hereafter acquired, except (i) Liens for taxes not yet due and payable, (ii) Liens that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on their respective books in accordance with GAAP and further provided that within 30 days after notice from the Lender, the Borrower will furnish or cause to be furnished to the Lender cash, surety company bond or other security reasonably satisfactory to the Lender, sufficient to cover the amount being contested, securing the payment of such contested amount and all items of interest, penalties and costs in connection therewith when finally determined, (iii) other Liens created pursuant to or permitted by the terms of the Loan Documents, and (iv) mechanics' and other statutory Liens, provided that all such Liens shall be discharged of record or bonded over within 30 days after the Borrower receives notice thereof.

           Section 8.13  Transfers by the General Partner.
                         --------------------------------

          The General Partner will not (a) consolidate with or merge into any other Person or (b) sell, assign, lease or otherwise transfer (whether in one transaction or in a series of transactions) any of its assets (whether now owned or hereafter acquired and including, without limitation, its interests in the Borrower) to any Person, other than (i) as permitted by the Loan Documents unless the Lender gives its prior written consent thereto, or (ii) in transactions involving only a Person that is wholly owned, directly or indirectly, by Host and that is and will remain a Subsidiary of Host.

           Section 8.14  Hazardous Substances.
                         --------------------

          The Borrower will not bring any Hazardous Substances onto any of the Sites, or permit any other Person to do so, except for materials (i) that are in quantities permitted by all Requirements of Law and (ii) that are stored, used and disposed of in accordance with all Requirements of Law.

           Section 8.15  Restrictions on Action Under Management Agreement.
                         -------------------------------------------------

          Without the prior written consent of Lender, which may be withheld in Lender's sole and absolute discretion, Borrower shall not agree to any of the following pursuant to the Management Agreement:

          (a) An increase in the contributions to the Repairs and Equipment Reserve (as defined in the Management Agreement) in excess of the amount set forth in Section 7.02(B) of the Management Agreement or the expenditure of any amounts pursuant to Section 7.02(E) of the Management Agreement.

          (b) The expenditure of any amounts in excess of the Repairs and Equipment Reserve pursuant to Section 7.02(C) of the Management Agreement.

          (c) Allowing any amount to be provided for in the Building Estimate (as defined in the Management Agreement) or allowing any expenditures for the Building Estimate.

          (d) The expenditure of any amounts pursuant to the Management Agreement, other than as set forth in subparagraphs 8.15(a)-(c) above, in excess of the amounts that Manager is permitted to spend without the consent of Borrower pursuant to the Management Agreement.

                                   SECTION 9
                               EVENTS OF DEFAULT

           Section 9.1  Events of Default.
                        -----------------

          The occurrence of any of the following events shall be an "Event of Default" hereunder unless waived by the Lender pursuant to Section 11.1 hereof:

          (a) The Borrower fails to pay (i) any principal or interest (including, without limitation, default interest) due hereunder in respect of the Loans within one Business Day following the due date of such amount, or (ii) any other amount due pursuant to this Agreement or any of the other Loan Documents within five days after the due date; or

          (b) Any representation or warranty made by the Borrower pursuant to this Agreement, any representation or warranty made or deemed made in connection with information provided by the Borrower pursuant to Section 7.1 hereof, or any other representation or warranty made or deemed made by the Borrower in any of the Loan Documents or in any certificate, document, financial or other written statement furnished to the Lender at any time under or pursuant to the terms of any Loan Document, shall prove to have been false or incorrect in any material respect when made or deemed made, and in any of the foregoing circumstances the breach of such representation or warranty has a Material Adverse Effect; or

          (c)(i) An Event of Default (as defined in the relevant agreement) shall occur and be continuing under any of the Loan

Documents, or if no cure period is specified for any of the Borrower's obligations under any of the Loan Documents (but exclusive of any obligations for which no notice or cure is available), a breach or default by Borrower shall occur as to such obligation under any of such Loan Documents which remains uncured for thirty (30) days after written notice thereof from Lender to Borrower, provided that if same cannot be cured within thirty (30) days despite diligent and continuous efforts to cure, such thirty (30) day period shall be extended to a total period of ninety (90) days, provided that Borrower diligently and continuously prosecutes such cure to completion; or (ii) the Borrower or the General Partner shall fail to perform or observe any term, covenant or agreement contained in Sections 7.3, 7.5, 7.6, 7.18, 7.19 or Section 8 of this Agreement; or (iii) the Borrower or the General Partner shall fail to perform or observe any term, covenant or agreement contained in Sections 7.1, 7.2, 7.4, 7.7, 7.8, 7.11, 7.13, 7.14 or 7.15 of this Agreement or any other provision of this Agreement within thirty (30) days after obtaining knowledge thereof; (iv) the insurance required to be maintained pursuant to Section 7.9 of this Agreement shall not be maintained; (v) the Manager shall cease to be manager of the Inns unless Lender has otherwise agreed to such change in writing; or (vi) the Borrower or the General Partner shall fail to perform or observe the provisions of Section 7.17 hereof and such failure shall continue for five (5) days after written notice from Lender, provided that Lender shall be required to give only one such notice during any 12 month period, and thereafter, such failure shall constitute an Event of Default without notice; or

          (d) Any provision affecting the obligation to make payments under this Agreement shall at any time for any reason cease to be valid and binding on the Borrower or shall be declared to be null and void without the necessity of election by the Borrower, or the validity or enforceability of any material provision of any of the Loan Documents shall be contested by the Borrower or any Governmental Authority or the Borrower shall deny that it has any further liability or obligation under any of the Loan Documents; or

          (e) Any monetary default shall occur with respect to any Indebtedness for borrowed money of the Borrower, which shall not have been cured within the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, or if any non-monetary default shall occur with respect to any such Indebtedness and the maturity of such Indebtedness shall be accelerated by reason of such non-monetary default, unless the Borrower shall have satisfied, or caused to be satisfied, all of its obligations with respect thereto; or

          (f) If at any time there shall be rendered by courts or Governmental Authorities any judgment against the Borrower that has been entered and is immediately enforceable (all rights to appeal having been exhausted or having expired) involving an amount in excess of $100,000, and that has not been (i) satisfied within thirty (30) days after the judgment in question is immediately enforceable, if the judgment is for $1,000,000 or less (or fifteen (15) days if the amount is in excess of $1,000,000), or (ii) covered in full by insurance satisfactory to Lender (except that such insurance may exclude from coverage reasonable deductibles which Borrower pays in full within fifteen (15) days after the judgment in question is immediately enforceable);

          (g)  The Borrower or the General Partner shall:

               (i)   Make a general assignment for the benefit of creditors; or

               (ii) File a petition in bankruptcy, petition or apply to any tribunal or applicable Governmental Authority for the appointment of a custodian, receiver, conservator, trustee or other official with similar powers for it or a substantial part of its property or assets, or commence any case or proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or similar law or statute of any jurisdiction, whether now or hereafter in effect; or

               (iii) Indicate its consent to, approval of or acquiescence in any such petition or application filed against it, any case or proceeding commenced against it or any order for relief or the appointment of a custodian, receiver, conservator, trustee or other official with similar powers or regulatory authority for it or any substantial part of any of its properties or assets; or suffer to exist any such case or proceeding in which an order for relief is entered; or suffer to exist any such case or proceeding, or any such custodianship, receivership, conservatorship, trusteeship or jurisdiction of such other official or regulatory authority, undischarged for a period of 60 days or more; or

               (iv) Generally fail to pay or be unable to pay its debts as such debts become due; or

               (v) Have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of then, or have made or suffered a transfer of any of its property which is fraudulent under any bankruptcy, fraudulent conveyance or similar law, or have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or distraint which is not vacated within 30 days from the date such Lien is created; or

               (vi) Take any appropriate corporate or partnership action to authorize any of the foregoing; or

     (h) Any authorization or approval of any Governmental Authority or otherwise, or any consent or waiver under any resolution, indenture or loan or credit agreement or any other agreement or instrument to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected which authorization, approval, consent or waiver is necessary to enable the Borrower to comply with its obligations to pay any amounts due or perform any other material obligations under any of the Loan Documents, is revoked, rescinded, withdrawn, withheld or otherwise ceases to be in full force and effect; or

     (i) The General Partner shall at any time or for any reason whatsoever fail to perform any of its material obligations under the Partnership Agreement or shall take an action which would cause it to be in breach of any material provision thereof which has or will have a material adverse effect on the Lender's interests as a secured party entitled to the security interests and to receive payments as contemplated by the Related Documents; or

          (j) The General Partner shall terminate, dissolve, or enter into a consent to any amendment, modification, waiver or supplement of any provision of the Partnership Agreement, other than in accordance with Section 8.7(b), without the prior written consent of the Lender, which consent shall not be unreasonably withheld, conditioned or delayed; or

          (k) The Management Agreement is terminated, amended or modified, or the provisions of it are waived, in any respect without the prior written consent of the Lender, which consent may be withheld in the Lender's sole discretion;

          (l) Any Event of Default under and as defined in the Subordinate Loan Documents shall occur and be continuing; or

          (m) Any sale, transfer or conveyance of any of the Inns or any interest therein or part thereof other than in accordance with Sections 2.12 or 8.1.

          (n) Any of the statements contained in the Borrower's Certificate or the Manager's Certificate shall not be true, correct and complete in all material respects when made and same has a Material Adverse Effect.

          (o) If the General Partner shall cease to be wholly owned (directly or indirectly) by Host.

                                   SECTION 10
                            CONSEQUENCES OF DEFAULT

           Section 10.1  Remedies.
                         --------

          (a) If an Event of Default shall occur and be continuing the Lender shall have the right, at its sole option, by written notice to the Borrower to declare all amounts owing under this Agreement and each of the Loan Documents to which the Lender is a party to be immediately due and payable and such amounts shall thereupon become due and payable without presentment, demand, protest or notice of any kind, other than the notice specifically required by this Section 10.1(a), all of which are hereby expressly waived by the Borrower. Notwithstanding any provision to the contrary in any of the Loan Documents, upon the occurrence of an Event of Default and an acceleration of the Loans as described in the preceding sentence, Borrower shall have no right to cure any Event of Default and no right to otherwise reinstate the Loans.

          (b) If an Event of Default shall occur and be continuing, in addition to the rights of the Lender pursuant to Section 10.1(a) hereof, the Lender may, subject to the provisions of Section 11.6 hereof, pursue such rights and remedies against the Borrower or otherwise as are provided under and pursuant to this Agreement and the Related Documents and as may be available to the Lender at law or in equity. No waiver of any Event of Default shall constitute a waiver of any other or any succeeding Event of Default except to the extent provided in such waiver.

          (c) If the Borrower defaults in the payment of any tax, assessment, encumbrance or other imposition or in its obligation to furnish insurance hereunder or in the performance or observance of any other covenant, condition or term in this Agreement, the Lender may, at its option, without waiving or affecting any of its rights hereunder, after three (3) days prior notice to Borrower, except in the case of an emergency, in which case no notice shall be required, perform or observe the same, and all payments made or costs or expenses incurred by the Lender in connection therewith shall be repaid by the Borrower to the Lender upon demand therefor, with interest thereon at the rate of interest provided for in Section 2.9 hereof in the case of a default. Nothing contained herein shall be construed as requiring the Mortgagee to advance or expend monies for any purposes mentioned in this subparagraph. The Lender is hereby empowered to enter and to authorize others to enter upon any Site and all improvements located on any Site for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to the Borrower or any Person in possession holding under the Borrower.

          (d) If an Event of Default occurs and the Lender accelerates the Loans as a result of any such Event of Default, the Lender shall be entitled to collect all amounts that the Borrower would be required to pay to the Lender in the case of a prepayment under Section 2.5 of this Agreement.

           Section 10.2  No Estoppel.
                         -----------

          Notwithstanding that the Lender is familiar with the terms of the Management Agreement and has agreed to make the Loans after having reviewed the Management Agreement, no provision thereof shall in any manner estop or otherwise preclude the Lender from the full exercise of its rights and remedies hereunder upon the happening of a Default or an Event of Default hereunder, including, without limitation, a Default or an Event of Default that is occasioned by the Borrower taking action or failing to act as required or permitted by the Management Agreement.

                                   SECTION 11
                                 MISCELLANEOUS

           Section 11.1  Amendments.
                         ----------

          No amendment or waiver of any provision of this Agreement and no consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

           Section 11.2  Notices.
                         -------

          Any notice and other communication required or permitted hereunder shall be in writing and shall be personally delivered, sent by a nationally recognized overnight delivery service, sent by facsimile transmission or sent by certified, registered mail, postage prepaid to the addresses set forth below:

          If to the Borrower, to:

          Marriott Residence Inn Limited Partnership
          c/o RIBM One Corporation
          10400 Fernwood Road
          Bethesda, Maryland 20817
          Telecopy No. (301) 530-2855
          Attention:  Law Department 72-924.11

          If to the Lender, to:

          German American Capital Corporation
          c/o Deutsche Morgan Grenfell
          31 West 52nd Street
          3rd Floor
          New York, New York 10019
          Telecopy No. (212) 469-6933
          Attention: Joseph G. Kiely, Director

          with a copy to:

          Weil, Gotshal & Manges
          1615 L Street, N.W.
          Suite 700
          Washington, D.C.  20036
          Telecopy No. (202) 857-0939
          Attention:  W. Michael Bond, Esq.

All notices and other communications shall be deemed to have been duly given, on
(i) the date of delivery if delivered personally, (ii) the date of receipt if sent by facsimile transmission, or (iii) the date of receipt if sent by mail or by a nationally recognized overnight delivery service, whichever shall first occur. Any Person may by notice given in accordance with this Section 11.2 to each of the other Persons listed above designate another address for receipt of notices and other communications hereunder.

           Section 11.3  No Waiver.
                         ---------

          No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or single or partial exercise thereof or the exercise by the Lender of any other rights, shall operate as a waiver of any right hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

           Section 11.4  Continuing Obligation, Assignments and Participation.
                         ----------------------------------------------------

           This Agreement is a continuing obligation and shall (i) be binding upon the Borrower, the General Partner, the Lender and their respective successors and transferees and permitted assigns and (ii) inure to the benefit of and be enforceable by the Borrower, the General Partner, the Lender and their respective successors and transferees and assigns; provided, however, that the Borrower and the General Partner may not (by operation of law or otherwise) sell, transfer or assign any of their rights or delegate or transfer any of their obligations under this Agreement without the prior written consent of the Lender. The Lender may (i) sell, transfer or assign the Loans or any of Lender's rights with respect to the Loans without notice to or the requirement of any consent by Borrower or any other party, or (ii) grant participations in Lender's rights and obligations under this Agreement and the Loan Documents without the consent of the Borrower; provided, however, that the Borrower shall have no obligation to pay any indemnity pursuant to Section 3.1(b) or 3.1(c) hereof for the account of a holder of a participation in excess of the lesser of
(x) the amount actually incurred by the participant or (y) the comparable indemnity (if any) that the Borrower would have had to pay to the Lender in respect of the participated amount had the Lender not sold such participation and shall not incur liability under the indemnity in an aggregate amount greater than the liability that would have been incurred had Lender not sold participations in the Loans. Lender will endeavor to provide Borrower with notice of any sale of all of Lender's interest in the Loans (but Lender shall have no obligation to provide Borrower with notice of the sale of any participation, undivided interest or other interest in the Loans), but in any event Borrower shall be protected in dealing with Lender until Borrower receives notice of any sale of all of Lender's interest in the Loans. The Borrower hereby consents to Lender's sale, participation, assignment, transfer or other disposition, at any time or times, of the Loans, this Agreement, any of the Loan Documents or of any portion thereof or interest therein, including, without limitation, Lender's rights, title, interests, remedies, powers or duties hereunder or thereunder. Borrower acknowledges and agrees that Lender may sell participations or undivided interests in the Loans or may transfer the Loans to one or more trusts and sell participations or undivided interests in the trust(s). Borrower shall cooperate with Lender in all reasonable respects in Lender's marketing efforts including, without limitation, making the Sites and Inns available for inspection, making Manager available, issuing estoppel certificates as reasonably requested, assisting in the preparation of appropriate disclosure documents or placement memoranda, and amending the Loan Documents as reasonably required by any direct or indirect transferee of the Loans, provided that such amendments impose no undue incremental obligations or limitations on Borrower.


           Section 11.5  Indemnification.
                         ---------------

           The Borrower shall indemnify the Lender for and hold the Lender harmless from and against any and all claims, damages, losses, liabilities, reasonable costs and expenses of any kind whatsoever which the Lender may incur (or which may be claimed against the Lender by any Person whatsoever) by reason of, or in connection with the execution and delivery of this Agreement or the performance of the Lender's obligations under the Loan Documents; provided, however, the Borrower shall have no obligation to indemnify the Lender for any such claims, damages, losses, liabilities, costs or expenses arising by reason of the gross negligence or willful misconduct of the Lender or arising pursuant to any agreements (including the organizational documents of Lender) to which Lender is a party that are unrelated to the Loans or the Inns.

           Section 11.6  Limitation of Liability.
                         -----------------------

          Notwithstanding any contrary provision in any of the Loan Documents, it is hereby expressly agreed that, except as otherwise provided in this Section or any section of any of the other Loan Documents entitled "Limitation of Liability," neither the Borrower nor the General Partner shall have any personal liability for (i) the payment of any amount due to the Lender by the Borrower under this Agreement or any of the other Loan Documents, including, but not limited to, the repayment of the Debt, or (ii) the performance or discharge of any covenant or undertaking hereunder or under the other Loan Documents, and in the event of any Event of Default hereunder or thereunder, the Lender shall proceed solely against the Collateral and Security, and the Lender shall not seek or claim recourse against the Borrower and the General Partner for any deficiency or any personal judgment after a foreclosure of the lien of any of the Security Documents or other Loan Documents or for the performance or discharge of any covenants or undertakings of the Borrower hereunder or under any other Loan Documents. Notwithstanding the foregoing, nothing contained in this Section shall relieve the Borrower or the General Partner of any personal liability for any loss, cost, expense, damage or liability arising or resulting from (A) any breach of any representation or warranty made in this Agreement that was materially incorrect when made and such fact was known to Borrower on the Closing Date, (B) any amount paid or distributed to the Manager or Host or any Affiliate of either of them or to any partner of the Borrower in violation of the provisions of the Related Documents, (C) any breach of Sections 3.1(b),
(c) and (f) or 11.5 hereof if the basis of such loss, cost, expense, damage or liability is asserted after the repayment of the Loans and the release by the Lender of the security interests granted to the Lender in connection with the Loans and Lender did not have actual knowledge of the basis of such loss, cost, expense, damage or liability at the time of repayment of the Loans, (D) fraud or breach of trust, including but not limited to misapplication of loan proceeds or any insurance proceeds or condemnation awards or other sums that are part of the Collateral and Security that may come into the possession or control of the Borrower or the General Partner or any Affiliate of either of them, (E) the failure by the Borrower or the General Partner to apply the Rents, Revenues and Other Collateral derived from the Collateral and Security in accordance with the terms of the Loan

Documents, (F) the collection of Rents, Revenues and Other Collateral by the Borrower or the General Partner after an Event of Default in violation of the Loan Documents, (G) any mechanic's, materialmen's or other liens against the Collateral and Security, unless bonded over in a manner acceptable to Lender,
(H) the failure of the Borrower or the General Partner to pay any taxes and assessments on the Collateral and Security when due, (I) the failure of the Borrower or the General Partner to maintain insurance on the Collateral and Security and pay insurance premiums when due as required by the Mortgages, (J) any payments made by the Borrower or the General Partner to Manager or Borrower's Affiliates after an Event of Default (other than amounts required to be paid pursuant to the Management Agreement), (K) Borrower's relocating its principal place of business outside of Montgomery County, Maryland without having complied with Section 8.2 hereof, (L) any tort claims that Lender may have against Borrower or General Partner, (M) any Event of Default under Section 9.1(m) of this Agreement, (N) waste or failure to maintain the Collateral and Security in accordance with the Loan Documents, (O) misappropriation of tenant or other deposits, (P) violation of Sections 3.1(g), 8.6 or 8.7(a) or (b) of this Agreement, (Q) violation of Sections 2.27 or 2.28 of any of the Mortgages,
(R) any breach of Borrower's or General Partner's obligations under the Environmental Indemnity, or (S) any reduction of the principal balance of the Promissory Notes as a result of the confirmation of a plan of reorganization or sale of any of the Collateral and Security pursuant to Section 363 of the U.S. Bankruptcy Code in any bankruptcy proceeding with respect to Borrower. Nothing contained in this Section shall (i) prevent the Lender from exercising any rights or remedies against the Collateral and Security or any property encumbered by any of the Loan Documents or from joining the Borrower or General Partner in any action whereby Lender seeks to pursue Lender's rights with respect to the Collateral and Security or other collateral for the Promissory Notes, provided that no personal liability or deficiency judgment is sought as to Borrower or General Partner, or (ii) be deemed to be a release or impairment of the Debt evidenced by the Promissory Notes or any security interest in favor of the Lender encumbering any of the Collateral and Security, or any property encumbered by any of the Related Mortgages. It is hereby expressly agreed that neither any limited partner of the Borrower nor any director, officer, shareholder, partner or employee of the Borrower nor the legal or personal representative, successor or assign of any of the foregoing, nor any other principal of the Borrower or any partner of the Borrower, whether disclosed or undisclosed, shall have any personal liability under this Agreement or any of the other Loan Documents, except as personal liability may be specifically imposed upon the General Partner in accordance with this Section and similar sections in the other Loan Documents. It is the intention of the parties hereto that this Section shall govern every other provision of the Loan Documents and that the absence of explicit reference to this Section in any provision of the Loan Documents shall not be construed to deny the application of this Section to such provision, notwithstanding the presence of explicit reference to this Section in other provisions of the Loan Documents.

           Section 11.7  Application of Proceeds.
                         -----------------------

           (a) Unless an Event of Default shall occur and be continuing, all payments received by the Lender under this Agreement (other than payments pursuant to Sections 2.5 and 2.12 which shall be applied in accordance with such sections), the Promissory Notes or the Related Documents shall be applied by the Lender to the obligations of the Borrower under this Agreement in the following order of priority:

               (i) First to interest at the Default Rate due on amounts payable under this Agreement, if any;

               (ii) Then to amounts payable pursuant to Section 3.1(d) hereof and any other reasonable expenses of counsel or other professional advisors of Lender and out-of-pocket expenses of Lender and costs payable pursuant to the terms of this Agreement;

               (iii) Then to the payment or reimbursement of amounts payable pursuant to Sections 3.1(b), (c), (f) and (g) hereof;

               (iv) Then to the payment of accrued but unpaid interest on the Loans;

               (v) Then to the payment of principal due on the Loans, in inverse order of maturity;

          (b) Upon the occurrence and during the continuation of an Event of Default, all payments received by the Lender under this Agreement or the Related Documents shall be applied by the Lender to the obligations of the Borrower under this Agreement in the following order of priority (references are to the clauses contained in Section 11.7(a) hereof): first under clause (ii), then under clause (i), then under clause (iii), then under clause (iv), and then under clause (v).

           Section 11.8  Counterparts.
                         ------------

          This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall constitute an original but all such counterparts, when taken together, shall constitute one and the same instrument.

           Section 11.9  Entire Agreement.
                         ----------------

          This Agreement and the other Related Documents and the other agreements and instruments delivered in connection herewith and therewith contain the entire agreement between the parties concerning the subject matter hereof and thereof and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof and thereof.

           Section 11.10  Governing Law.
                          -------------

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

           Section 11.11  Submission to Jurisdiction.
                          --------------------------

          (a) Except as set forth in the last sentence of this subparagraph, the Borrower and the Lender each hereby irrevocably consent that any suit, legal action or proceeding against it or any of its property with respect to any of the rights or obligations arising directly or indirectly under or relating to the Related Documents to which it is a party, subject to the limitations contained in Section 11.6 hereof, may be brought in any New York State or United States Federal court located in the Borough of Manhattan, City and State of New York, as the Lender may elect, and by execution and delivery of the Related Documents to which it is a party the Borrower and the Lender each hereby irrevocably submits to and accepts with regard to any such suit, legal action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Borrower hereby irrevocably designates, appoints and empowers Prentice Hall Corporation System, Inc. as its agent to receive for and on its behalf service of process in New York in any suit, legal action or proceeding with respect to the Related Documents to which it is a party. A copy of any such process served on such agent shall be promptly forwarded by airmail by the Person commencing such suit, legal action or proceeding to the Borrower at its address set forth in Section 11.2 hereof, but the failure of the agent to send, or of the Borrower to receive, such copy shall not affect in any way the validity or sufficiency of the service of process by service upon such agent. The Borrower and the Lender each further irrevocably consents to the service of process in any such suit, legal action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, return receipt requested, to the Borrower and the Lender at their respective addresses set forth in Section 11.2 hereof (as changed by notice from time to time as provided therein). The foregoing shall not limit the right of the Lender or the Borrower to serve process in any other manner permitted by law or, subject to the limitations contained in Section 11.6 hereof, to bring any suit, legal action or proceeding or to obtain execution of judgment in any other jurisdiction, including, without limitation, Delaware and the other jurisdictions in which the Sites are located, it being the intention of the parties that any action or proceeding to foreclose any of the Mortgages may be brought in the jurisdiction in which the Site encumbered by such Mortgage is located.

          (b) The Borrower and Lender each hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any suit, legal action or proceeding arising directly or indirectly under or relating to the Related Documents to which it is a party, subject to the limitations contained in Section 11.6 hereof, in any court located in the Borough of Manhattan, City and State of New York and hereby further irrevocably waives any claim that a court located in the Borough of Manhattan, City and State of New York is not a convenient forum for any such suit, legal action or proceeding.

          (c) The Borrower hereby irrevocably waives any right it may have under the laws of any jurisdiction to commence by publication any suit, legal action or proceeding with respect to the Related Documents to which it is a party.

          (d) The Borrower hereby irrevocably agrees that any suit, legal action or proceeding commenced by it with respect to any rights or obligations arising directly or indirectly under or relating to the Related Documents to which it is a party shall be brought exclusively in any New York State or United States Federal court located in the Borough of Manhattan, City and State of New York unless no such court has jurisdiction over the action which Borrower seeks to bring.

           Section 11.12  Waiver of Immunity.
                          ------------------

          To the extent that the Lender may have or may hereafter become entitled to or have attributed to it any right of sovereign immunity from any legal action, suit or proceeding or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in the forum specified in Section 11.11(b), with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, to the extent it may lawfully do so, the Lender hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such sovereign immunity.

           Section 11.13  Confidentiality.
                          ---------------

          Except as otherwise set forth in this section, Borrower and the General Partner will supply the information required pursuant to Section 7.1 hereof solely for the use of the Lender and the Lender agrees to keep the information received pursuant to Section 7.1 hereof confidential and shall not supply such information or any part thereof to any person not employed or affiliated with the Lender or the Lender's attorneys, accountants or other agents; provided, however, that the Lender may supply the information provided pursuant to Section 7.1 hereof to any Person which has purchased or is considering purchasing the Loans, any of Lender's rights with respect to the Loans or a participation in the Loans. Notwithstanding anything to the contrary set forth herein, the confidentiality obligations referred to in this Section
11.13 shall not apply to (i) information publicly known through no wrongful act of the Lender or (ii) information required to be disclosed by applicable law, regulation or judicial or regulatory process. Notwithstanding the foregoing, Lender may disclose any information as determined by Lender in connection with the marketing or sale of the Loans or any interest therein, including without limitation, as described in Section 11.4, provided that Lender shall inform the recipient of such information that this Agreement contains a confidentiality provision and that the information provided is intended to be confidential.

           Section 11.14  Headings and Interpretation.
                          ---------------------------

          Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. In this Agreement, unless the context otherwise requires, the terms "hereby," "hereof," "hereto," "herein," "hereunder," and any similar terms refer to this Agreement as an entirety and not solely to the particular portion in which such word is used.

           Section 11.15  Severability.
                          ------------

          If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the parties hereto, including, without limitation,
Section 11.6 hereof to the fullest extent permitted by law; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

           Section 11.16  Intentionally Deleted.
                          ---------------------

           Section 11.17  No Agency, Partnership or Joint Venture.
                          ---------------------------------------

           (a) The Lender is not the agent or representative of the Borrower, and the Borrower is not the agent or representative of the Lender.

           (b) The Borrower and the Lender intend and agree that the relationship between them shall be solely that of creditor and debtor. Nothing herein nor the acts of the parties hereto shall be construed to create a partnership or joint venture between the Borrower and the Lender.

           Section 11.18  Damage Lawsuit.  The sole and exclusive remedy of the
                          --------------
Borrower for any and all adverse claims against Lender is an action seeking monetary damages. Any such action, regardless of the procedural form in which it is alleged, will be severed from any enforcement by Lender of its legal, equitable and contractual rights, and no suit can be asserted by Borrower as a defense, set-off, recoupment, or grounds for delay, stay, subordination or injunction against any enforcement by Lender of its legal, equitable and contractual rights under the Loans, the Loan Documents or otherwise.

          Section 11.19  Waiver of Trial by Jury.  Borrower and Lender hereby
                         -----------------------
knowingly, voluntarily, and intentionally waive the right to a trial by jury in respect of any litigation based hereon, arising out or, under or in connection with this Agreement or any other Related Documents contemplated to be executed in conjunction herewith, or any course of conduct, course of dealings, statements (whether verbal or written) or actions of either party or any exercise by any party of their respective rights under the Related Documents or in any way relating to the Loans (including, without limitation, any action to rescind or cancel this Agreement, and any claims or defenses asserting that this Agreement was fraudulently induced or is otherwise void or voidable); this waiver being a material inducement for Lender to accept this Agreement.

          Section 11.20  Late Charge.  In the event that Borrower fails to make
                         -----------
any payment of money due to Lender under this Agreement within five (5) days after receipt of written notice from Lender that such amount is past due after any notice or cure period, if any, Lender shall be entitled to collect a late charge as liquidated damages, which late charge shall be due in addition to any interest, whether or not calculated at the Default Rate, in connection with each such delinquency in payment. Because the actual damages suffered by Lender would be impracticable or extremely difficult or impossible to determine, in compensation for such delinquent payment, Borrower agrees that three percent (3%) of the amount of the delinquent payment due and owing shall be the amount of damages to which Lender is entitled upon the first such breach during any twelve (12) month period and that five percent (5%) of the amount of the delinquent payment due and owing shall be the amount of damages to which Lender is entitled for the second and any subsequent such breach during any twelve (12) month period. Borrower shall, in any such event, pay to Lender the late charge in such amount for each such installment for which payment is not received by Lender on or before the date any such payment is due, Lender and Borrower agreeing that the amount of such liquidated damages is reasonable. The provisions of this paragraph are intended to govern only the determination of the above-described damages in the event of a failure in the performance of the obligation of Borrower to make timely payments hereunder or under any of the other Loan Documents. Nothing in this Agreement shall be construed as an express or implied agreement by Lender to forbear in the collection of any delinquent payment after the occurrence of an Event of Default or shall be construed as in any way giving Borrower the right, express or implied, to fail to make timely payments hereunder, whether upon payment of such damages or otherwise. Notwithstanding anything to the contrary contained herein, the right of Lender to receive payments of such liquidated damages is without prejudice to the right of Lender to collect any delinquent payments and any other amounts required to be paid hereunder or under any of the other

Loan Documents or to declare a default and to exercise any rights and remedies hereunder or under any of the other Loan Documents, or otherwise provided by law or in equity.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          Section 11.21  Time.  Time is of the essence with respect to all
                         ----
obligations under this Agreement.

          Section 11.22  No Fraud.  Lender agrees that Lender will not assert
                         --------
that breach of any of the representations and warranties set forth in Section 6 hereof constitutes fraud unless Borrower had knowledge of the falsehood of such representation or warranty on the Closing Date and Lender will not assert liability for breach of any representation or warranty against any individual officer, director or employee of Borrower in the absence of actual fraud by such officer, director or employee.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                         MARRIOTT RESIDENCE INN LIMITED
                         PARTNERSHIP, a Delaware limited partnership

                         By:  RIBM One Corporation, General
                              Partner

                              By:
                                 ----------------------------------
                                  Bruce D. Wardinski
                                  Vice President


                         GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, as agent or trustee for itself and others, and its successors and assigns



                         By:
                            ---------------------------------------
                              Joseph G. Kiely
                              Vice President

                         By:
                            ---------------------------------------
                              Charlene S. Chai
                              Authorized Signatory

     The General Partner is signing below to join in the representations and warranties set forth in Section 6.1 and Exhibit C.


                         By:  RIBM One Corporation, General
                              Partner



                              By:
                                 ---------------------------------
                                  Bruce D. Wardinski
                                  Vice President

                                   EXHIBIT A

                             Locations of the Inns
                             ---------------------

                                                Original       Applicable
                                                --------       ----------
                                                Principal      Percentage
                                                ---------      ----------
                                                 Balance
                                                 -------

A.              Restricted Group of Inns

     1.    Costa Mesa, California              $ 7,400,000           7.4%
           ----------------------

           881 Baker Street
           Costa Mesa, California  92626

     2.    La Jolla, California                $17,600,000          17.6%
           --------------------

           8901 Gilman Drive
           La Jolla, California  92037

     3.    Boulder, Colorado                   $ 7,800,000           7.8%
           -----------------

           3030 Center Green Drive
           Boulder, Colorado  80301

     4.    Atlanta (Buckhead), Georgia         $ 7,000,000           7.0%
           ---------------------------

           2960 Piedmont Road, Northeast
           Atlanta, Georgia  30305

     5.    Atlanta (Dunwoody), Georgia         $ 6,400,000           6.4%
           ---------------------------

           1901 Savoy Drive
           Chamblee, Georgia  30341

     6.    Atlanta (Cumberland), Georgia       $ 6,400,000           6.4%
           -----------------------------

           2771 Hargrove Road
           Smyrna, Georgia  30080


B.         Other Inns

     1.    Long Beach, California              $ 9,700,000           9.7%
           ----------------------

           4111 E. Willow Street
           Long Beach, California  90815

     2.    Chicago (Lombard), Illinois         $ 6,200,000           6.2%
           ---------------------------

           2001 S. Highland  Avenue
           Lombard, Illinois  60148

     3.    Southfield, Michigan                $ 6,100,000           6.1%
           --------------------

           26700 Central Park Boulevard
           Southfield, Michigan  48076

     4.    St. Louis (Chesterfield), Missouri  $ 4,200,000           4.2%
           ----------------------------------

           15431 Conway
           Chesterfield, Missouri  63017

     5.    St. Louis (Galleria), Missouri      $ 8,400,000           8.4%
           ------------------------------

           1100 McMorrow Avenue
           St. Louis, Missouri  63117

     6.    Cincinnati, (North), Ohio           $ 4,400,000           4.4%
           -------------------------

           11689 Chester Road
           Cincinnati, Ohio  45246

     7.    Columbus (North), Ohio              $ 3,000,000           3.0%
           ----------------------

           6191 West Zumstein Drive
           Columbus, Ohio 43229

     8.    Dayton (North), Ohio                $ 2,300,000           2.3%
           --------------------

           7070 Poe Avenue


           Dayton, Ohio  45414

     9.    Dayton (South), Ohio               $ 3,100,000            3.1%
           --------------------
           155 Prestige Place
           Miamisburg, Ohio 45342

                                              ---------------        ----
                                              $100,000,000.00        100%

                                   EXHIBIT B

                             Schedule of Mortgages
                             ---------------------


1. Deed of Trust and Security Agreement from the Borrower to Chicago Title Insurance Company as trustee for the benefit of the Lender with respect to the Inn located at 881 Baker Street, Costa Mesa, California.

2. Deed of Trust and Security Agreement from the Borrower to Chicago Title Insurance Company as trustee for the benefit of the Lender with respect to the Inn located at 8901 Gilman Drive, La Jolla, California.

3. Deed of Trust and Security Agreement from the Borrower to Chicago Title Insurance Company as trustee for the benefit of the Lender with respect to the Inn located at 4111 E. Willow Street, Long Beach, California.

4. Deed of Trust, Assignment of Rents, Security Agreement, Financing Statement and Fixture Filing from the Borrower to the Public Trustee for the County of Boulder for the benefit of the Lender with respect to the Inn located at 3030 Center Green Drive, Boulder, Colorado.

5. Deed to Secure Debt and Security Agreement from the Borrower to the Lender with respect to the Inn located at 2960 Piedmont Road, Northeast, Atlanta, Georgia.

6. Deed to Secure Debt and Security Agreement from the Borrower to the Lender with respect to the Inn located at 1901 Savoy Drive, Chamblee, Georgia.

7. Deed to Secure Debt and Security Agreement from the Borrower to the Lender with respect to the Inn located at 2771 Hargrove Road, Smyrna, Georgia.

8. Mortgage and Security Agreement from the Borrower to the Lender with respect to the Inn located at 2001 S. Highland Avenue, Lombard, Illinois.

9. Mortgage and Security Agreement from the Borrower to the Lender with respect to the Inn located at 26700 Central Park Boulevard, Southfield, Michigan.

10. Future Advance Deed of Trust from the Borrower to Michael R. Turley, solely as trustee for the benefit of Lender with respect to the Inn located at 15431 Conway, Chesterfield, Missouri.

11. Future Advance Deed of Trust and Security Agreement from the Borrower to Michael R. Turley, solely as trustee for the benefit of Lender with respect to the Inn located at 1100 McMorrow Avenue, St. Louis, Missouri.

12. Open End Mortgage, Security Agreement and Fixture Financing Statement from the Borrower to the Lender with respect to the Inn located at 11689 Chester Road, Cincinnati, Ohio.

13. Open End Mortgage, Security Agreement and Fixture Financing Statement from the Borrower to the Lender with respect to the Inn located at 6191 West Zumstein Drive, Columbus, Ohio.

14. Open End Mortgage, Security Agreement and Fixture Financing Statement from the Borrower to the Lender with respect to the Inn located at 7070 Poe Avenue, Dayton, Ohio.

15. Open End Mortgage, Security Agreement and Fixture Financing Statement from the Borrower to the Lender with respect to the Inn located at 155 Prestige Place, Miamisburg, Ohio.

                                   EXHIBIT C

                        Representations And Warranties
                        ------------------------------


          Each of the Borrower and the General Partner represents and warrants as follows:


1.   The Borrower owns fee simple title to each of the Inns.

2. Each of the Borrower and the General Partner on behalf of the Borrower has all requisite legal right, power and authority to execute, deliver and perform the Related Documents to which the Borrower is a party and to consummate the transactions to be consummated by the Borrower as contemplated hereby and thereby. The execution, delivery and performance by the Borrower of the Related Documents to which it is a party and the consummation by the Borrower of the transactions as contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Borrower. The execution, delivery and performance by the General Partner on behalf of the Borrower of the Related Documents to which the Borrower is a party and the consummation by the General Partner of the transactions as contemplated hereby and thereby have been duly authorized by all necessary action on behalf of the General Partner. All consents of any other Person (including partners or creditors of the Borrower but excluding the Lender), and all consents or authorizations of, or other acts by or filings with any Governmental Authority, required to be obtained or made by the Borrower or its Affiliates in connection with the execution, delivery and performance of, and the validity, binding effect and enforceability of the Borrower's obligations under, any of the Related Documents to which it is a party have been obtained or made and are in full force and effect. Upon recordation of the Mortgages and the Financing Statements, the Lender will have a valid security interest in the Mortgaged Property, as to the creation of which no consent is required from any party other than those which have been obtained and are in full force and effect.

3. The Related Documents to which the Borrower is a party have been duly executed and delivered by the Borrower, and assuming due authorization, execution and delivery by the other parties hereto and thereto, constitute the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with the terms hereof and thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Borrower has performed all of its material obligations that are currently due to be performed under each of the Related Documents to which it is a party.

4. The execution, delivery and performance by the Borrower of any Related Document to which the Borrower is a party and the consummation of the transactions contemplated hereby and thereby will not (i) in any material respect conflict with or constitute on the part of the Borrower a breach of or default under any agreement, indenture, lease or other instrument to which the Borrower is a party or by or to which it or its revenues, properties, assets or operations are bound or subject, or violate any Requirements of Law; (ii) result in the creation or imposition of any Lien upon any of the Borrower's revenues, properties or assets, other than as specifically contemplated by the Related Documents; (iii) result in the acceleration of any Indebtedness of the Borrower; or (iv) result in any material adverse change in any agreement material to the operation of any of the Inns.

5. The representations and warranties of the Borrower and the General Partner contained in the Related Documents to which the Borrower or the General Partner is a party are true and correct.

6. After consummation of the Loans, no mortgages affecting any Inn will be outstanding or in effect with respect to any

     Inn, except for the Mortgages and the mortgages securing the Subordinate Loan.

7. The proceeds of the Loans will be applied by the Borrower in accordance with Section 2.2 hereof. No part of the proceeds of the sale of the Loans will be used by the Borrower in violation of any Requirements of Law, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

8. After consummation of the Loans, no Financing Statement, except for liens permitted by the Loan Documents or Subordinate Loan Documents, and except those contemplated by the Loan Documents, will have been executed with respect to any Personal Property owned by the Borrower in connection with the operation and maintenance of each Inn, other than any of same effectively released of record.

9. The Borrower owns free of all Liens all Personal Property necessary to operate each Inn, except for the Liens imposed by the Financing Statements and except for liens permitted by the Loan Documents.

10. The insurance listed in Exhibit D constitutes all of the insurance policies in effect with respect to the Inns. Each of such policies, including without limitation each policy delivered pursuant to Section 4.1(c) of the Loan Agreement, is in full force and effect, with no outstanding notice of default or of material unperformed work, and such policies substantially fulfill the insurance requirements of the Mortgages and do not violate any requirements thereof in any material respect.

11. Except for the Management Agreement, there is no management agreement binding upon or affecting any of the Inns or the Borrower in respect of any of the Inns.

                                   EXHIBIT D
                                   ---------
                       Section A - Third Party Insurance
                       ---------------------------------

          1. The Borrower shall carry insurance against claims for bodily injury, death or property damage occurring on, in or about any of the Sites or any improvements located on any of the Sites and the adjoining streets, sidewalks, curbs and ways, including claims for property of guests (subject to the Innkeepers' liability statute of the applicable state) under broad form policies of commercial general liability insurance, with a combined single limit in respect of bodily injury, death and property damage caused by any single occurrence, of not less than $25,000,000, with a per occurrence deductible of not more than $500,000. The Lender and its successors and assigns shall be named as an additional insured under such policies. All primary insurance shall be maintained with insurance companies having a Best's rating of A-8 or higher; all excess liability insurance up to $5,000,000 shall be maintained with insurance companies having a Best rating of A- (financial-size category intentionally deleted); excess liability insurance in excess of $5,000,000 shall be maintained with insurance companies having a Best rating of at least B+ (financial-size category intentionally deleted); and the coverage limits shall be ten percent (10%) or less of each insurance company's regulatory surplus or, if such coverage limits exceed ten percent (10%) of such insurance company's regulatory surplus, shall be re-insured in a manner satisfactory to Lender.

          2. The current policies in effect with respect to the insurance described in Paragraph 1 of this Section A are:

======================================================================
(a)    Insurer:          Fidelity & Casualty Company of New York
       Policy Number:    SRL 334 5432
       Policy Period:    October 1, 1995 to October 1, 1996
       Limit:            $1,900,000
       Inn Deductible:   $25,000 each occurrence
----------------------------------------------------------------------

----------------------------------------------------------------------
(b)    Insurer:          Fidelity & Casualty Company of New York
       Policy Number:    SRU 334 5433
       Policy Period:    October 1, 1995 to October 1, 1996
       Limit:            $3,000,000 excess $2,000,000
----------------------------------------------------------------------
(c)    Insurer:          Royal Indemnity Company
       Policy Number:    RHA 201408
       Policy Period:    October 1, 1995 to October 1, 1996
       Limit:            $5,000,000 excess $5,000,000
----------------------------------------------------------------------
(d)    Insurer:          Westchester Fire Insurance Company
       Policy Number:    XLA 2606250
       Policy Period:    October 1, 1995 to October 1, 1996
       Limit:            $10,000 excess $10,000,000
----------------------------------------------------------------------
(e)    Insurer:          Agricultural Insurance Company
       Policy Number:    EXC 8727700
       Policy Period:    October 1, 1995 to October 1, 1996
       Limit:            $5,000,000 excess $20,000,000
======================================================================

          Section B
          ---------

          1. The Borrower shall carry insurance concerning all of the Sites and all improvements located on any Site, including, without limitation, all Personal Property necessary to operate each Inn as required by the Loan Documents, against loss or damage by fire and such other hazards as may be included in the standard form of "all risk" building insurance from time to time available, in amounts sufficient to prevent the Borrower and the Lender from becoming co-insurers within the terms of the applicable policies, and, in any event, in an amount not less than 100% of the then full insurable value of such improvements (exclusive of the costs of foundations or excavations) and all Personal Property, without deduction for depreciation, which policies shall contain replacement cost and "agreed amounts" endorsements reasonably satisfactory to the Lender. The insurance maintained under this Paragraph 1 shall name the Lender as mortgagee, shall bear a standard noncontributory first mortgagee endorsement in favor of the Lender, substantially equivalent to the New York standard mortgagee endorsement, and shall provide that all property losses insured against shall be adjusted by the Borrower, subject, in the case of losses of $250,000 or more, to the Lender's approval, and shall provide that all proceeds of such insurance for claims of $500,000 or more shall be paid directly to the Lender (subject to Borrower's rights to rebuild or restore as set forth in the Loan Documents). All insurance shall be maintained with insurance companies having a Best's rating of A-8 or higher and the coverage limits shall be ten percent (10%) or less of such insurance company's regulatory surplus or if such coverage limits exceed ten percent (10%) of such insurance company's regulatory surplus, shall be re-insured in a manner satisfactory to Lender.

          2. The Borrower shall carry insurance under a business interruption insurance policy against loss of income arising out of damage or destruction by fire and such other hazards as may be included in the "all risk" building insurance carried under Paragraph 1 of this Section B in an amount equivalent to not less than one year's interest payments on the Loan and the Subordinate Loan, taxes and other Inn Operating Expenses that will not be reduced by reason of any such damage or destruction. The insurance maintained under this Paragraph 2 shall name the Lender as an additional insured and shall provide that any insurance proceeds thereof shall be paid directly to the Borrower.

          3. If any Site is designated as flood prone or a flood risk area or if flood insurance is required pursuant to the United States Flood Disaster Protection Act of 1973, as amended or supplemented or under any subsequent law then in effect, flood insurance with respect to such Site shall be maintained in an amount not less than the maximum amount available under the Federal Flood Insurance Program. Such insurance shall name the Lender as an additional insured.

          4. The current policy in effect with respect to the insurance described in Paragraph 1 of this Section B is:

======================================================================
Insurer:                Allendale Mutual Insurance Company
Policy Number:          LP077
Policy Period:          January 1, 1995 - April 1, 1996
Limit:                  Full repair or replacement basis
Deductible:             $25,000 each occurrence (California locations
                        have no earthquake coverage)
======================================================================

          Section C - General Provisions
          ------------------------------

          1. The Borrower may effect the coverage required by this Exhibit D under blanket insurance policies, provided that (x) the Borrower shall furnish the Lender with certificates of insurance from the insurer under each such policy specifying the amounts of the total insurance afforded by the blanket policy allocated to the improvements and Personal Property located on any of the Sites; (y) to the extent that at any time there are any sublimits in effect in any blanket policy applicable individually to any specific Site, Borrower shall provide to Lender, on request, evidence of such sublimits; and (z) any such policy of blanket insurance shall comply in all respects with the other provisions this Exhibit D.

          2.   All insurance maintained by the Borrower shall provide that:

               (i) no cancellation, material change or reduction thereof shall be effective until at least 30 days after receipt by the Lender of written notice thereof; and

               (ii) all losses shall be payable as provided in Section B-1 hereof notwithstanding any act or negligence of the Borrower or its agents or employees that might, absent such agreement, result in a forfeiture of all or part of such insurance payment and notwithstanding (x) the occupation or use of any of the Sites or any improvements located on any Site for purposes more hazardous than permitted by the terms of such policy, (y) any foreclosure or other action or proceeding taken pursuant to the provision of any mortgage or collateral assignment of beneficial interest or (z) any change in title or ownership of any of insured property.

          3. Borrower will make available to Lender, and will cause Marriott International, Inc. ("MII") to make available to Lender, at MII's corporate
                      ---
offices, copies of all insurance policies required by this Agreement. In addition, Borrower will furnish Lender copies of endorsements and other evidence of coverage requested by Lender from time to time required under this Agreement with respect to casualty insurance and business interruption insurance which pertains to the Sites.

          Section D - Self Insurance
          --------------------------

          Borrower may self insure (i) against losses of money or securities caused by burglary or robbery, (ii) against physical damage to owned or leased motor vehicles of Borrower (i.e., comprehensive and collision coverage), (iii)
                            ----
the deductible referred to in Paragraph 1 of Section A above, and (iv) against the losses and risks described in Section B above, provided (w) MII's long term debt rating by Moodys Investors Services and Standard & Poor's is investment grade or better, (x) the maximum level of such self-insurance shall not exceed $500,000 per occurrence, (y) the maximum self-insured liability that may be allocated to the Borrower or any Inn for such losses or damage may not exceed $50,000 per occurrence or such other deductible amount as Lender reasonably determines is necessary in order to obtain coverage at commercially reasonable rates, and (z) Borrower shall cause MII to confirm to Lender, in a manner reasonably satisfactory to Lender, that the difference between (A) the amount that is actually allocated to the Borrower or any Inn, as described in clause
(y) and (B) the limit of self insurance described in clause (x) shall be paid by MII pursuant to the self-insurance program maintained by MII for hotels managed by MII or its affiliates. Costs of such self-insurance program for liability insurance shall be allocated to each Inn based upon the proportion that the Gross Revenues of such Inn bears to the Gross Revenues of all Inns covered by the Residence Inn self-insurance program and costs of such self-insurance program for hazard insurance shall be allocated to each Inn based on the underwriting classifications of Borrower's or Manager's insurers. The foregoing description will not cause MII to be obligated to pay to Borrower any amounts beyond those required pursuant to its Residence Inn self-insurance program. Borrower will promptly notify Lender of any change in MII's Residence Inn self-insurance program.

          Section E - Additional Insurance
          --------------------------------

          In addition to the insurance required by this Exhibit D or any of the
                                                        ---------
Loan Documents, Lender may also require Borrower to maintain such additional insurance and in such amounts as may be (i) required by any Governmental Authority, or (ii) reasonably necessary in the opinion of Lender to avoid a Material Adverse Effect.

                                   EXHIBIT E
                         Periodic Financial Statement
                         ----------------------------

==================================================================================================================================
UNIT  XX XXX                                                                            FORMAT 90
----------------------------------------------------------------------------------------------------------------------------------
RI  XXXX                                              DIVISION 57               DISTRICT 213
----------------------------------------------------------------------------------------------------------------------------------
PD XX    YR XX          -----------------PERIOD-----------------        -----------------Y E A R  T O  D A T E-------------------
----------------------------------------------------------------------------------------------------------------------------------
                       CENT              CENT                CENT          CENT                 CENT                  CENT
SALES                 ACTUAL%           BUDGET%           LAST YEAR%      ACTUAL%              BUDGET%             LAST YEAR%
----------------------------------------------------------------------------------------------------------------------------------
ROOMS
----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE
----------------------------------------------------------------------------------------------------------------------------------
GUEST ANCILLARY
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL SALES
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
ROOMS
----------------------------------------------------------------------------------------------------------------------------------
TELEPHONE
----------------------------------------------------------------------------------------------------------------------------------
GUEST ANCILLARY
----------------------------------------------------------------------------------------------------------------------------------
  TOT DEPT PROFIT
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
GENERAL ADMIN
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES
----------------------------------------------------------------------------------------------------------------------------------
REPAIRS & MAINTEN
----------------------------------------------------------------------------------------------------------------------------------
ACCIDENTS
----------------------------------------------------------------------------------------------------------------------------------
SALES & PROMOTION
----------------------------------------------------------------------------------------------------------------------------------
  TOTAL DEDUCT
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
HOUSE PROFIT
----------------------------------------------------------------------------------------------------------------------------------
FIXED EXPENSE
----------------------------------------------------------------------------------------------------------------------------------
PROFIT CONTRB
----------------------------------------------------------------------------------------------------------------------------------
OPERATING PROFIT
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
OVERHEAD
----------------------------------------------------------------------------------------------------------------------------------
PROFIT BFR TAX
----------------------------------------------------------------------------------------------------------------------------------
PROFIT AFT TAX
----------------------------------------------------------------------------------------------------------------------------------
NET AVAIL OCCPNCY
----------------------------------------------------------------------------------------------------------------------------------
NET RM RATE&% CHG
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
MAN HRS &% CHANGE
----------------------------------------------------------------------------------------------------------------------------------
SLS/M-H &% CHANGE
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
OCCUPIED ROOMS
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE ROOMS
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
ROOM REVPAR
----------------------------------------------------------------------------------------------------------------------------------
TOTAL REV PAR
----------------------------------------------------------------------------------------------------------------------------------
HOUSE PROFIT PAR
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
ST EXT STAY %
----------------------------------------------------------------------------------------------------------------------------------
PH EXT STAY %
----------------------------------------------------------------------------------------------------------------------------------
TOTAL EXT STAY %
----------------------------------------------------------------------------------------------------------------------------------
                      FROM              PD 12-XX-94       TO XX-XX-XX                          UNIT  XX XXX
                       TO               YTD 12-XX-94      TO XX-XX-XX                          RI  XXXXXX
                                                                                               PD  XX
==================================================================================================================================

                                   EXHIBIT F

                      Form of Consolidated Loss Statement
                      -----------------------------------

Date:  Within 20 days of Period End

Marriott Residence Inn
Limited Partnership
10400 Fernwood Road
Bethesda, Maryland 20817

Dear Sirs:

Enclosed please find the interim accounting of operations and application of available cash flow for the fiscal period ended __________.

====================================================================

                                                         Fiscal
                                    Current Period    Year-to-Date
                                    ---------------  ---------------
                                       --/--/--         --/--/--
                                       --/--/--          --/--/-
--------------------------------------------------------------------
Gross Revenues                           $ -              $ -
--------------------------------------------------------------------

House Profit                               -                -
Less: Residence Inn System Fee             -                -
      Base Management Fee                  -                -
      Chain Services                       -                -
      Insurance                            -                -
      Property Tax                         -                -
      Repairs and Equipment Reserve        -                -
      Leases and Other
                                       ---------         --------
--------------------------------------------------------------------

Operating Profit Before Incentive
 Fee
Incentive Management Fee
Contingent Management Fee
Net Operating Profit
--------------------------------------------------------------------

DISTRIBUTION TO OWNER
---------------------
--------------------------------------------------------------------
Operating Profit Available to              -                -
 Owner Before Incentive Fee                -                -
Less: Base Management Fee Paid             -                -
      Current Incentive MGT Fees Paid      -                -
      Contingent Incentive MGT
      Fees Paid
                                       ---------         --------
--------------------------------------------------------------------

Plus:  Repairs and Equipment Reserve       -                -

                                       ---------         --------
--------------------------------------------------------------------

TOTAL DISTRIBUTION TO OWNER              $ -              $ -
                                       ---------         --------
--------------------------------------------------------------------

--------------------------------------------------------------------
Amount Paid to Date                                        $ -
                                                         ---------
--------------------------------------------------------------------

Amount Due and Payable                                     $ -
                                                         ---------
====================================================================


====================================================================

MANAGEMENT FEE PAYMENTS                                Fiscal
-----------------------           Current Period    Year-to-Date
                                  ---------------  ---------------
                                     --/--/--         --/--/--
                                     --/--/--         --/--/--
--------------------------------------------------------------------
Operating Profit                       $ -              $ -
Less:  Qualifying Debt Service           -                -
       First Priority Return
       Commitment Fee not amortized?
       (see example next page)
Amount Available To Pay Fees             -                -
Less:  Contingent Base                   -                -
         Management Fees
       Current Incentive Management
                                     --------          -------
       Fees                              -                -
       Contingent Incentive
         Management
       Fees                              -                -
                                         -                -
                                         -                -
                                     --------          -------
--------------------------------------------------------------------

Total Deferred Fees                    $ 0              $ 0
                                     ========          =======
====================================================================

The amount deferred to-date for contingent Base Management Fees (BMF is $__________. The amount deferred to-date for Contingent Management Fees (IMF) is $__________.


RECONCILIATION OF FF & E ESCROW FUND
------------------------------------

Bank Balance 12/3_/__:                        $ _______
Plus:  Contributions                            _______
       Interest Income                          _______
       Proceeds from Dispositions               _______

Less:  Expenditures                               (-)
                                                -------

Bank Balance xx/xx/xx                         $
                                                =======

Very truly yours,



Residence Inn by Marriott, Inc.

                           RESIDENCE INN BY MARRIOTT
                       SYNDICATION 1 RENT LETTER DETAIL
                            PERIOD XX, WEEK X, 19XX


========================================================================================================================
                                           BASE
         SUITE    TOTAL   HOUSE    FF&E    MGMT  SYSTEM         PROPERTY                  CHAIN   OPERATING   INCENT
 UNIT   REVENUE  REVENUE  PROFIT  RESERVE  FEE    FEE    INSUR    TAX     LEASES  OTHER  SERVICE   PROFIT    MGMT FEE
------  -------  -------  ------  -------  ----  ------  -----  --------  ------  -----  -------  ---------  --------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 57102  XX         XX       XX      XX      XX     XX     XX       XX       XX             XX        XX         XX
------------------------------------------------------------------------------------------------------------------------
 57109  XX         XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
------------------------------------------------------------------------------------------------------------------------
 57110  XX         XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
------------------------------------------------------------------------------------------------------------------------
 57112  XX         XX       XX      XX      XX     XX     XX       XX       XX             XX        XX         XX
------------------------------------------------------------------------------------------------------------------------
 57201  XX         XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
------------------------------------------------------------------------------------------------------------------------
 57202  XX         XX       XX      XX      XX     XX     XX       XX       XX             XX        XX         XX
------------------------------------------------------------------------------------------------------------------------
 57204  XX         XX       XX      XX      XX     XX     XX       XX       XX             XX        XX         XX
------------------------------------------------------------------------------------------------------------------------
 57205  XX         XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
------------------------------------------------------------------------------------------------------------------------
 57207  XX         XX       XX      XX      XX     XX     XX       XX       XX             XX        XX         XX
------------------------------------------------------------------------------------------------------------------------
 57208  XX         XX       XX      XX      XX     XX     XX       XX       XX             XX        XX         XX
------------------------------------------------------------------------------------------------------------------------
 57213  XX         XX       XX      XX      XX     XX     XX       XX       XX             XX        XX         XX
------------------------------------------------------------------------------------------------------------------------
 57301  XX         XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
------------------------------------------------------------------------------------------------------------------------
 57401  XX         XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
------------------------------------------------------------------------------------------------------------------------
 57403  XX         XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
------------------------------------------------------------------------------------------------------------------------
 57404  XX         XX       XX      XX      XX     XX     XX       XX       XX             XX        XX         XX
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
TOTAL
------------------------------------------------------------------------------------------------------------------------
        XX                  XX              XX            XX                XX             XX                   XX
------------------------------------------------------------------------------------------------------------------------
                   XX               XX             XX              XX              XX                     XX
========================================================================================================================

                           RESIDENCE INN BY MARRIOTT
                        SYNDICATION 1 RENT LETTER DETAIL
                                  YEAR-TO-DATE
                            PERIOD XX, WEEK X, 19XX

=======================================================================================================================
                                           BASE
         SUITE    TOTAL   HOUSE    FF&E    MGMT  SYSTEM         PROPERTY                  CHAIN   OPERATING   INCENT
 UNIT   REVENUE  REVENUE  PROFIT  RESERVE  FEE    FEE    INSUR    TAX     LEASES  OTHER  SERVICE   PROFIT    MGMT FEE
------  -------  -------  ------  -------  ----  ------  -----  --------  ------  -----  -------  ---------  --------
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 57102    XX       XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
-----------------------------------------------------------------------------------------------------------------------
 57109    XX       XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
-----------------------------------------------------------------------------------------------------------------------
 57110    XX       XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
-----------------------------------------------------------------------------------------------------------------------
 57112    XX       XX       XX      XX      XX     XX     XX       XX       XX             XX        XX         XX
-----------------------------------------------------------------------------------------------------------------------
 57201    XX       XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
-----------------------------------------------------------------------------------------------------------------------
 57202    XX       XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
-----------------------------------------------------------------------------------------------------------------------
 57204    XX       XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
-----------------------------------------------------------------------------------------------------------------------
 57205    XX       XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
-----------------------------------------------------------------------------------------------------------------------
 57207    XX       XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
-----------------------------------------------------------------------------------------------------------------------
 57208    XX       XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
-----------------------------------------------------------------------------------------------------------------------
 57213    XX       XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
-----------------------------------------------------------------------------------------------------------------------
 57301    XX       XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
-----------------------------------------------------------------------------------------------------------------------
 57401    XX       XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
-----------------------------------------------------------------------------------------------------------------------
 57403    XX       XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
-----------------------------------------------------------------------------------------------------------------------
 57404    XX       XX       XX      XX      XX     XX     XX       XX       XX     XX      XX        XX         XX
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
TOTAL
-----------------------------------------------------------------------------------------------------------------------
          XX                XX              XX            XX                XX             XX                   XX
-----------------------------------------------------------------------------------------------------------------------
                   XX               XX             XX              XX              XX                XX
=======================================================================================================================

                                  EXHIBIT G-1

                         Debt Service Tracking Summary

                                  EXHIBIT G-2

                              Report Certificate
                              ------------------


                                                                          [DATE]

          RIBM One Corporation, on behalf of Marriott Residence Inn Limited Partnership, hereby certifies to German American Capital Corporation, a Maryland corporation, as agent or trustee for itself and others, and its successors and assigns

          (a) All reports are provided in accordance with Section 7.1(c) of the Loan Agreement dated as of October 10, 1995 between German American Capital Corporation, as Maryland corporation, as agent or trustee for itself and others, and its successors and assigns, and Marriott Residence Inn Limited Partnership, and we are not aware of any inaccuracy in any such report.

          (b) There exists no "Default" or "Event Of Default" (as such quoted terms are defined in the Loan Agreement) as of the date hereof except as set forth in detail herein.

                    Marriott Residence Inn Limited Partnership

                    By:  RIBM One Corporation, General Partner

                         By:
                             ------------------------------------
                         Name:
                               ----------------------------------
                         Title:
                                ---------------------------------

                                   EXHIBIT H

                      List of Subordinate Loan Documents
                      ----------------------------------

1.   Loan Agreement between Subordinate Creditor and Borrower

2. Promissory Note in the original principal amount of $30,000,000 made by Borrower and payable to the order of Subordinate Creditor

3.   Fifteen (15) Junior Mortgages

4.   Fifteen (15) Junior Assignments of Rents and Revenues

5.   Manager's Agreement between Borrower, Manager and Subordinate Creditor

6.   Four Party Agreement among Borrower, Lender, Subordinate Creditor and
     Manager

7.   Intercreditor Agreement among Lender, Borrower and Subordinate Creditor

8.   Indemnity Agreement made by Borrower in favor of Subordinate Creditor

9. Borrower's Certificate executed by Borrower for the benefit of Subordinate Creditor

10.  Manager's Certificate executed by Manager in favor of Subordinate Creditor

11.  General Partner Note Certificate

12. Fifteen (15) Subordination, Nondisturbance and Attornment Agreements between Subordinate Creditor and Manager

                                   EXHIBIT I

                             Intentionally Deleted
                             ---------------------

                                   EXHIBIT J

                         Schedule of Appraised Values
                         ----------------------------

     1.   Atlanta/Buckhead                $12,000,000

     2.   Atlanta/Cumberland              $11,000,000

     3.   Atlanta/Perimeter East          $11,000,000

     4.   Boulder, CO                     $15,000,000

     5.   Chicago, Lombard                $11,500,000

     6.   Cincinnati/North                $ 9,500,000

     7.   Columbus/North                  $ 6,500,000

     8.   Costa Mesa                      $14,000,000

     9.   Dayton North                    $ 4,200,000

     10.  Dayton South                    $ 6,500,000

     11.  La Jolla                        $31,000,000

     12.  Long Beach                      $20,000,000

     13.  Southfield                      $11,000,000

     14.  St. Louis/Chesterfield          $ 9,500,000

     15.  St. Louis/Galleria              $16,500,000

                                   EXHIBIT K

                         Schedule of Single Inn Notes
                         ----------------------------

     1.   Atlanta/Buckhead                 $7,000,000

     2.   Atlanta/Cumberland               $6,400,000

     3.   Atlanta/Perimeter East           $6,400,000

     4.   Boulder, CO                      $7,800,000

     5.   Chicago/Lombard                  $6,200,000

     6.   Cincinnati/North                 $4,400,000

     7.   Columbus/North                   $3,000,000

     8.   Costa Mesa                       $7,400,000

     9.   Dayton North                     $2,300,000

     10.  Dayton South                     $3,100,000

     11.  La Jolla                        $17,600,000

     12.  Long Beach                       $9,700,000

     13.  Southfield                       $6,100,000

     14.  St. Louis/Chesterfield           $4,200,000

     15.  St. Louis/Galleria               $8,400,000

                                   EXHIBIT L

                           Schedule of Note Payments
                           -------------------------


     1.   Atlanta/Buckhead                  $ 61,191.39

     2.   Atlanta/Cumberland                $ 55,946.42

     3.   Atlanta/Perimeter East            $ 55,946.42

     4.   Boulder, CO                       $ 68,184.69

     5.   Chicago/Lombard                   $ 54,198.09

     6.   Cincinnati/North                  $ 38,463.16

     7.   Columbus/North                    $ 26,224.88

     8.   Costa Mesa                        $ 64,688.04

     9.   Dayton North                      $ 20,105.74

     10.  Dayton South                      $ 27,099.05

     11.  La Jolla                          $153,852.64

     12.  Long Beach                        $ 84,793.79

     13.  Southfield                        $ 53,323.93

     14.  St. Louis/Chesterfield            $ 36,714.84

     15.  St. Louis/Galleria                $ 73,429.67b:

                                            -----------

                                            $874,162.75
                                            ===========

                                   EXHIBIT M

                           Schedule of Unpaid Taxes
                           ------------------------

                                     None